As filed with the U.S. Securities and Exchange Commission on April 24, 2012

Registration No. 333-151631

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-8329

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 5	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 44	☒

John Hancock Life Insurance Company of

New York Separate Account B

(Exact Name of Registrant)

John Hancock Life Insurance Company of NewYork

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET

John Hancock Life Insurance Company of

NewYork U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2012

for interests in

Separate Account B

Interests are made available under

MAJESTIC VULX

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)

The policy provides fixed account options with fixed rates of return declared by John Hancock NY and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Business Opportunity Value
M Capital Appreciation
M International Equity
M Large Cap Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

In your application for the policy you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” The Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect. You choose the proportion of your policy’s Total Face Amount that is made up of Base Face Amount and Supplemental Face Amount based on your individual needs and objectives, which may change through time. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product (see “Death benefit”).

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

You may make a withdrawal of part of your net cash surrender value once in each policy month. Each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce

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the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account B (the “Account” or “Separate Account”), a separate account operated by us under New York law. We also currently offer two “fixed account” options - the standard fixed account option, and the enhanced yield fixed account option offered as a supplementary benefit rider. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed accounts and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due and the Early Lapse Protection is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

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Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If

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the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for the representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, transfer policy value between investment accounts or request an unscheduled increase in Supplemental Face Amount. A portion of the premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge(1)	Upon payment of premium	20% of Target Premium and 12% of premium paid in excess of Target Premium in policy year 1
10% of Target Premium and 7% of premium paid in excess of Target Premium in policy years 2-10
6% of all premiums paid in policy years 11 and thereafter

Maximum transfer fee(2)	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)
Maximum unscheduled Supplemental Face Amount increase charge	Upon unscheduled increase in Supplemental Face Amount for ten years from the date of the increase	$0.22 per $1,000 of unscheduled increase in Supplemental Face Amount
(1)	The current charges differ from those shown above as follows: A premium charge of 15% is deducted from each premium paid up to the Target Premium in the first policy year. A premium charge of 8% is deducted from each premium paid up to the Target Premium in policy years 2-10. A premium charge of 9% is deducted from premium in excess of the Target Premium in the first policy year and a charge of 5% is deducted from each premium in excess of Target Premium in policy years 2-10. A premium charge of 4% is deducted from all premiums paid in policy years eleven and thereafter. The Target Premium appears in the Policy Specifications section of the policy and is based on the amount of Base Face Amount at issue.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock NY representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.52 per $1,000 of NAR	$0.18 per $1,000 of NAR
Base Face Amount charge(2)	Monthly for ten policy years from the Policy Date
Minimum charge		$0.03 per $1,000 of Base Face Amount	$0.03 per $1,000 of Base Face Amount
Maximum charge		$0.36 per $1,000 of Base Face Amount	$0.36 per $1,000 of Base Face Amount
Charge for representative insured person		$0.17 per $1,000 of Base Face Amount	$0.17 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00	$0.00
Asset-based risk charge(3)	Monthly
		0.15% of policy value	0.02% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.50%	4.25%
(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed rates shown in the table are the rates in the first policy year for a policy issued to cover a five year old female standard non-smoker underwriting risk. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover a five year old female standard non-smoker underwriting risk. The maximum guaranteed and current rates shown in the table are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. The representative insured person guaranteed and current rates shown in the table refer to the rates in the first policy year for a 55 year old male standard non-smoker underwriting risk.
(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by sex, issue age, and risk classification of the insured person. The “minimum” guaranteed and current rates shown in the table are for a zero year old female standard non-smoker. The maximum guaranteed and current rates shown in the table are for a 90 year old male standard smoker. The representative insured person guaranteed and current rates referred to in the table are for a 55 year old male standard non-smoker.
(3)	This charge only applies to the portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. The guaranteed charge shown in the table is for a policy with 20% Base Face Amount and 80% Supplemental Face Amount at issue. The guaranteed charge is 0.15% of policy value in policy years 1-30 and 0.06% in policy years 31 and thereafter. If you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. For example, a policy with 50% Base Face Amount and 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.10% of policy value in policy years 1-30 and 0.05% in policy years 31 and thereafter. For a policy with 100% Base Face Amount and 0% Supplemental Face Amount at issue, the guaranteed charge would be 0.03% of policy value in policy years 1-30 and 0.02% in policy years 31 and thereafter. The current charge is the same for all policies, regardless of the percentages of Base Face Amount at issue and Supplemental Face Amount at issue. The current charge is 0.02% of policy value in policy years 1-15, 0.00% in policy years 16 and thereafter.
(4)	4.50% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
		Amount Deducted
Charge	When Charge is Deducted	Guaranteed Rate	Current Rate
Return of Premium Death Benefit Rider(1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.52 per $1,000 of NAR	$0.18 per $1,000 of NAR
Overloan Protection Rider(2)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Change of Life Insured Rider(3)	At exercise of benefit	$250.00	$250.00
Accelerated Benefit Rider(4)	At exercise of benefit	$150.00	$0
(1)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed rates shown in the table are the rates in the first policy year for a policy issued to cover a five year old female standard non-smoker underwriting risk. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover a five year old female standard non-smoker underwriting risk. The maximum guaranteed and current rates shown in the table are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. The representative insured person guaranteed and current rates shown in the table refer to a 55 year old male standard non-smoker underwriting risk.

(2)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently (2.50%). The guaranteed minimum rate for the cash value accumulation test is .04% (currently .04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached or would have reached age 120 and either the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached or would have reached at 75 and the cash value accumulation test has been elected.
(3)	The charge for this benefit will be assessed separately and will not be deducted from the policy value.
(4)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings, Global Diversification and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2011.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index Trust B1	0.47%	0.00%	0.02%	0.00%	0.49%
Active Bond[2]	0.60%	0.00%	0.03%	0.01%	0.64%
All Cap Core	0.78%	0.00%	0.03%	0.00%	0.81%
All Cap Value	0.77%	0.00%	0.05%	0.00%	0.82%
Alpha Opportunities	0.97%	0.00%	0.05%	0.00%	1.02%
American Asset Allocation[3]	0.30%	0.60%	0.04%	0.00%	0.94%
American Blue Chip Income and Growth[3]	0.41%	0.60%	0.05%	0.00%	1.06%
American Global Growth[3]	0.53%	0.60%	0.07%	0.00%	1.20%
American Global Small Capitalization[3]	0.70%	0.60%	0.11%	0.00%	1.41%
American Growth[3]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[3]	0.27%	0.60%	0.04%	0.00%	0.91%
American High-Income Bond[3]	0.46%	0.60%	0.08%	0.00%	1.14%
American International[3]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[3]	0.73%	0.60%	0.12%	0.00%	1.45%
Blue Chip Growth	0.78%	0.00%	0.03%	0.00%	0.81%
Bond	0.57%	0.00%	0.04%	0.00%	0.61%
Capital Appreciation	0.70%	0.00%	0.04%	0.00%	0.74%
Capital Appreciation Value[2]	0.85%	0.00%	0.05%	0.03%	0.93%
Core Allocation Plus	0.91%	0.00%	0.08%	0.00%	0.99%
Core Bond	0.59%	0.00%	0.03%	0.00%	0.62%
Core Strategy[2]	0.05%	0.00%	0.02%	0.49%	0.56%
Disciplined Diversification	0.73%	0.00%	0.13%	0.00%	0.86%
Emerging Markets Value	0.95%	0.00%	0.13%	0.00%	1.08%
Equity-Income	0.78%	0.00%	0.03%	0.00%	0.81%
Financial Services	0.78%	0.00%	0.08%	0.00%	0.86%
Franklin Templeton Founding Allocation[2]	0.04%	0.00%	0.03%	0.93%	1.00%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Fundamental All Cap Core	0.68%	0.00%	0.03%	0.00%	0.71%
Fundamental Holdings[2]	0.04%	0.60%	0.02%	0.37%	1.03%
Fundamental Large Cap Value	0.69%	0.00%	0.04%	0.00%	0.73%
Fundamental Value	0.75%	0.00%	0.04%	0.00%	0.79%
Global[4]	0.81%	0.00%	0.10%	0.00%	0.91%
Global Bond	0.70%	0.00%	0.07%	0.00%	0.77%
Global Diversification[2]	0.04%	0.60%	0.03%	0.55%	1.22%
Health Sciences	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield	0.67%	0.00%	0.05%	0.00%	0.72%
International Core	0.88%	0.00%	0.14%	0.00%	1.02%
International Equity Index A	0.53%	0.00%	0.05%	0.00%	0.58%
International Equity Index B1	0.54%	0.00%	0.04%	0.00%	0.58%
International Opportunities	0.89%	0.00%	0.07%	0.00%	0.96%
International Small Company	0.95%	0.00%	0.16%	0.00%	1.11%
International Value	0.80%	0.00%	0.12%	0.00%	0.92%
Investment Quality Bond	0.58%	0.00%	0.05%	0.00%	0.63%
Lifestyle Aggressive[2]	0.04%	0.00%	0.03%	0.88%	0.95%
Lifestyle Balanced[2]	0.04%	0.00%	0.02%	0.69%	0.75%
Lifestyle Conservative[2]	0.04%	0.00%	0.02%	0.65%	0.71%
Lifestyle Growth[2]	0.04%	0.00%	0.02%	0.70%	0.76%
Lifestyle Moderate[2]	0.04%	0.00%	0.02%	0.67%	0.73%
Mid Cap Index	0.47%	0.00%	0.02%	0.00%	0.49%
Mid Cap Stock	0.83%	0.00%	0.05%	0.00%	0.88%
Mid Value[2]	0.95%	0.00%	0.04%	0.02%	1.01%
Money Market B1	0.50%	0.00%	0.02%	0.00%	0.52%
Natural Resources	1.00%	0.00%	0.06%	0.00%	1.06%
PIMCO VIT All Asset[5]	0.43%	0.45%	0.00%	0.74%	1.62%
Real Estate Securities	0.70%	0.00%	0.04%	0.00%	0.74%
Real Return Bond	0.70%	0.00%	0.08%	0.00%	0.78%
Science & Technology	1.05%	0.00%	0.06%	0.00%	1.11%
Short Term Government Income	0.56%	0.00%	0.04%	0.00%	0.60%
Small Cap Growth	1.06%	0.00%	0.05%	0.00%	1.11%
Small Cap Index[2]	0.47%	0.00%	0.03%	0.05%	0.55%
Small Cap Opportunities[4]	1.00%	0.00%	0.05%	0.02%	1.07%
Small Cap Value[2]	1.05%	0.00%	0.04%	0.19%	1.28%
Small Company Value[2]	1.03%	0.00%	0.05%	0.20%	1.28%
Smaller Company Growth[4]	1.06%	0.00%	0.07%	0.00%	1.13%
Strategic Income Opportunities[2]	0.66%	0.00%	0.08%	0.04%	0.78%
Total Bond Market B1	0.47%	0.00%	0.06%	0.00%	0.53%
Total Return	0.68%	0.00%	0.05%	0.00%	0.73%
Total Stock Market Index	0.49%	0.00%	0.03%	0.00%	0.52%
Ultra Short Term Bond	0.55%	0.00%	0.09%	0.00%	0.64%
U.S. Equity	0.76%	0.00%	0.03%	0.00%	0.79%
Utilities	0.83%	0.00%	0.09%	0.00%	0.92%
Value	0.74%	0.00%	0.04%	0.00%	0.78%
M Business Opportunity Value[6]	0.64%	0.00%	0.27%	0.00%	0.91%
M Capital Appreciation[6]	0.90%	0.00%	0.20%	0.00%	1.10%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
M International Equity[6]	0.68%	0.00%	0.27%	0.00%	0.95%
M Large Cap Growth[6]	0.62%	0.00%	0.21%	0.00%	0.83%

1 John Hancock Variable Insurance Trust (“JHVIT”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between JHVIT and John Hancock Investment Management Services, Inc. (the “Adviser”) under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio’s Total Annual Operating Expenses does not exceed its Total Fund Operating Expenses as shown below. A portfolio’s Total Annual Operating Expenses includes all of its operating expenses including advisory and 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2013 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the separate accounts and other persons specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net Total Fund Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Fund Operating Expenses
500 Index B	0.25%
Money Market B	0.28%
International Equity Index B	0.34%
Total Bond Market B	0.53%

2 Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the portfolio’s investment in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s Total Fund Operating Expenses. The Total Fund Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses.

3 The table reflects the combined fees of the feeder fund and the master fund. “Other Expenses” reflect the administrative service fee for the master fund which was added effective January 1, 2012.

4 The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense reimbursement. If this expense reimbursement had been reflected, the net Total Fund Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolio.

Portfolio	Total Operating Expenses
Global	0.90%
Smaller Company Growth	1.00%
Small Cap Opportunities	0.98%

5 Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed through May 1, 2013, to reduce its management fee to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses shown in the table. Acquired Fund Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. Total Fund Operating Expenses excluding interest expense of the underlying fund is 1.595%. Also, the fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, net Total Fund Operating Expenses (excluding the interest expense of the underlying funds) would be 1.525%. The Total Fund Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses. For more information, please refer to the prospectus for the portfolio.

6 Until April 30, 2013, M Financial Investment Advisers, Inc., the adviser to the portfolios, has contractually agreed to reimburse each portfolio for any ordinary expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the portfolio’s annualized daily

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average net assets. The fees shown in the table do not reflect this expense reimbursement. If this expense reimbursement had been reflected, the net Total Fund Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolios.

Portfolio	Total Operating Expenses
M Business Opportunity Value	0.89%
M International Equity	0.93%
M Capital Appreciation	1.10%
M Large Cap Growth	0.83%

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.

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Portfolio	Portfolio Manager	Investment Objective
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
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Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
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Portfolio	Portfolio Manager	Investment Objective
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
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Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 2500,TM Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 2500 Index  — maximum of $11.7 billion (as of March 31, 2012)
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the

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interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock NY

John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

The investment accounts shown on page 1 are in fact subaccounts of Separate Account B, a separate account operated by us under New York law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock NY’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account options

Our obligations under any fixed account option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed account options — the standard fixed account, and the enhanced yield fixed account offered as a supplementary benefit rider. The effective annual rate we declare for the fixed account options will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account options, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account options have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. The Issue Date is shown in the Policy Specifications page of the policy. Thereafter, increases to the Supplemental Face Amount in any one policy year cannot exceed 25% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the Face Amount charge and resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. Some of these factors include the following:

  As shown in the Fee Tables, we calculate the premium charge as a percentage of premiums paid up to and in excess of the Target Premium. Your Target Premium appears in the Policy Specifications section of your policy and is based on the amount of Base Face Amount you elect at issue. This means for the same amount of premium paid, your premium charges deducted from premium payments will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount. For example, a premium payment of $10,000 on a policy with 20% Base Face Amount coverage and a Target Premium of $2,000 will have a premium charge of $1,020 in policy year 1. The same premium payment on a policy with 50% Base Face Amount coverage and a Target Premium of $5,000 will have a premium charge of $1,200 and a policy with 100% Base Face Amount coverage and a Target Premium of $10,000 will have a premium charge of $1,500.
  While there is a charge per $1,000 of Base Face Amount, as shown in the Fee Tables, there is no similar per $1,000 charge for Supplemental Face Amount. This means for the same amount of Total Face Amount, your Face Amount charges deducted from policy value will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount.
  However, if you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. As shown in the Fee Tables, the “maximum” guaranteed charge of 0.15% of policy value in policy years 1-30 is for a policy with 80% Supplemental Face Amount at issue. A policy with 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.10%; whereas a policy with 100% Base Face Amount at issue would have a guaranteed charge of 0.025%. Please see the Fee Tables for a description of
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  the guaranteed and current asset-based risk charges in all policy years. The asset-based risk charge percentages assessed on a current basis may be the same for both Base Face Amount and Supplemental Face Amount.
  Also, after the insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate. If your priority is to maximize the death benefit when the insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.
  Your policy includes an Early Lapse Protection feature, which applies to the Base Face Amount only (see “Early Lapse Protection”). If your priority is to take advantage of the Early Lapse Protection feature, you may wish to maximize the amount of Base Face Amount coverage you elect at issue.

The lower premium charges applied to Supplemental Face Amount will tend to result in higher cash value accumulation, or alternatively lower premium payments, for the same amount of death benefit compared to Base Face Amount coverage. However, if the company should increase the asset-based risk charges under your policy to the maximum limits, the higher guaranteed asset-based risk charge resulting from a higher amount of Supplemental Face Amount at issue could increase the policy’s risk of lapse, requiring additional premium payments. Also, any Supplemental Face Amount is subject to termination during the Early Lapse Protection Period. You should also consider that the amount of compensation paid to the selling broker-dealer will be higher if you elect greater proportions of Base Face Amount coverage at issue.

Ultimately, individual needs and objectives vary. You should discuss your individual needs with your registered representative.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each policy year will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

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When the insured person reaches 121

If the policy is still in effect on the policy anniverary nearest the 121st birthday of the insured person, the following things will happen (whether or not there is any net cash surrender value):

  We will stop any monthly deduction charges.
  We will stop accepting any premium payments.
  We will no longer process withdrawals.
  We will continue to credit interest to a fixed account.
  Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).

We will not allow any new loans. However, we will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Unscheduled increases are also subject to a charge for 10 years from the date of the increase, as described in the Fee Tables. Generally, each such increase must be at least $50,000. Scheduled increases in any one policy year can not exceed 25% of the Total Face Amount at issue. We will require evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, an approved increase will take effect on the policy anniversary on or next following the date we approve the request. If you elect scheduled increases to your Supplemental Face Amount when you apply for the policy you may not elect to purchase the Return of Premium Death Benefit Rider. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium Death Benefit Rider you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Total Face Amount is at least $250,000 and Base Face Amount will be at least $100,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to

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(i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the insured person. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere

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with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed accounts in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed accounts as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company, or
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

Unless the Early Lapse Protection is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

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Early Lapse Protection

Your policy includes an Early Lapse Protection feature, which applies to the Base Face Amount only. As long as the cumulative premium test is satisfied during the Early Lapse Protection Period, as described below, we will guarantee that the Base Face Amount will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

The monthly Early Lapse Protection Premium is one-twelfth of the Early Lapse Protection Premium. There is no charge for the Early Lapse Protection feature. The Early Lapse Protection Premium is an amount used in determining whether the cumulative premium test has been satisfied.

The Early Lapse Protection Premium is set at issue based on the Face Amount at issue and reflects the age and sex of the proposed insured, as well as any additional ratings and supplementary benefits, if applicable. It is subject to change if:

(a)	you add, terminate, or change a supplementary benefit rider;
(b)	you change the death benefit option under your policy;
(c)	there is a change in the Base Face Amount or the Supplemental Face Amount; or
(d)	there is a change in the life insured’s risk classification or, if applicable, additional rating.

A change in the Early Lapse Protection Premium may impact the cumulative premium test described below for determining whether or not the Base Face Amount is protected from lapsing. We will inform you of any change to the Early Lapse Protection Premium resulting from such change. The revised Early Lapse Protection Premium will be effective from the date of the change. For the purpose of performing the cumulative premium test, we will use the Early Lapse Premium in effect as of the Policy Date up to the date of the change, including any revised premium in effect as of the date of a prior change.

The Early Lapse Protection Period is set at issue and is stated in the policy. Generally the Early Lapse Protection Period for the Base Face Amount is the first fifteen policy years. The Early Lapse Protection does not apply to Supplemental Face Amount or any Return of Premium Death Benefit Rider amount, if elected.

While the Early Lapse Protection Period is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a)	the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly Early Lapse Protection Premium due for the next three policy months; or
(b)	the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the Early Lapse Protection and the policy will terminate. If you make the required payment under (a) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

Cumulative premium test

The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly Early Lapse Protection Premiums due from the policy date to the date of the test.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

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Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide evidence satisfactory to us of the insurability of the insured person, and of any insured person covered under any supplementary benefit rider that you wish to reinstate; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for the next three policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.” Starting in the sixteenth policy year, we will also credit your policy value with an asset credit (see “Asset credit”).

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed account will earn interest at the rates we declare from time to time. For any fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for any fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. Otherwise, the policy level charges applicable to any fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed accounts, but we are under no obligation to do so.

Asset credit

Starting in the sixteenth policy year, we will credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your investment accounts on this date. The asset credit does not apply to the loan account or either fixed account. The asset credit percentage is 0.0125% per month in policy year sixteen and thereafter. We add the credit to the same investment accounts from which we take your monthly deductions.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

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Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

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Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed accounts . The most you can transfer out of the enhanced yield fixed account in any one policy year is the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the enhanced yield fixed account maximum transfer percentage of 10% multiplied by the amount in the enhanced yield fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the enhanced yield fixed account during the previous policy year. Transfers out of the standard fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the standard fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of any fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account(s). If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt. This is called your “Net Cash Surrender Value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

You may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $250,000 or the Base Face Amount to fall below $100,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

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For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $5,000 on a policy with a Total Face Amount of $300,000. The $5,000 withdrawal would reduce the Total Face Amount from $300,000 to $295,000.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is currently an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock NY representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below:

  The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deductions from premium payments

Premium charge

A charge to help defray our sales costs and related taxes.

Deductions from policy value

Administrative charge

A monthly charge to help cover our administrative costs. This charge is not currently imposed but we reserve the right to do so.

Base Face Amount charge

A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by gender, issue age, and risk classification of the insured person.

Unscheduled Supplemental Face Amount increase charge

A monthly charge assessed against the policy value for each unscheduled increase in Supplemental Face Amount. The charge is determined by multiplying the amount of the unscheduled increase in Supplemental Face Amount by the applicable rate for ten years from the date of the increase.

Cost of insurance charge

A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a)	is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and
(b)	is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the death benefit, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the death benefit, divided by 1.0024663.

Asset-based risk charge

A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account or loan account.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

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Transfer fee

We do not currently impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Supplementary benefits charges

A charge for any supplementary insurance benefits added to the policy by means of a rider.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, the premium tax in New York is 0.7% of each premium payment.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of

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each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. You should consider how an optional rider may impact your overall insurance and financial objectives. Each rider contains specific details that you should review before you decide to choose the rider. Your registered representative can provide you with additional information regarding these riders. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

Return of Premium Death Benefit Rider

You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. If you elected increases to your Supplemental Face Amount, you may not elect this rider.

You may increase the initial Return of Premium Death Benefit in two ways:

  You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
  You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

This benefit is only available to you if you elect death benefit Option 1.

Overloan Protection Rider

This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the insured person, the death benefit option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the standard fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable Early Lapse Protection under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could contend that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

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Accelerated Benefit Rider

This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.

  You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
  We must have a signed consent of any irrevocable beneficiary and any assignee.
  You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.

If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000 on the life insured. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.

Change of Life Insured Rider

This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the Total Face Amount at the change date.

Enhanced Yield Fixed Account Rider

You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general account. We will credit interest at the rate we declare prospectively. The rate of interest will be based on our expectations for the enhanced yield fixed account’s future investment earnings, persistency, mortality, expenses and reinsurance costs and future tax, reserve and capital requirements, but in no event will the minimum amount be less than the rate shown in your policy and as described under “The fixed account options” in this prospectus. Additional transfer restrictions apply to amounts in an enhanced yield fixed account (see “Transfers of existing policy value”). We currently do not charge a separate fee for this rider.

Variations in policy terms

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $250,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

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Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

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The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock NY at either of the addresses shown on the back cover of this prospectus, or the John Hancock NY representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in either fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

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When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by New York state law.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

New York state law allows us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Total Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

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  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to

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help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 82% of the premium paid up to the Target Premium and 6% of any premium paid in excess of Target Premium; policy year 2, 12.5% of the premium paid up to the Target Premium and 4% of any premium paid in excess of Target Premium; policy years 3-5, 9.5% of the premium paid up to the Target Premium and 4% of any premium paid in excess of Target Premium; and policy years 6-10, 8.5% of premium paid up to the Target Premium and 4% of any premium paid in excess of Target Premium. In addition, JH Distributors will pay compensation in policy years 2-30 of 0.12% of the net cash surrender value and 0.06% of the net cash surrender value in years 31 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. In addition, a broker-dealer may receive compensation in an amount per $1,000 of unscheduled increase in Supplemental Face Amount. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities

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sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

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If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy

46

owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

47

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock NY and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock NY should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

48

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

49

In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6 Boston, MA 02117	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-8329  —  1933 Act File No. 333-151631

Statement of Additional Information
dated April 30, 2012

for interests in

John Hancock Life Insurance Company of New York Account B (“Registrant”)

Interests are made available under

MAJESTIC VULX

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at Specialty Products & Distribution, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the “Account”), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock NY.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2011, 2010, and 2009 was $158,741,294, $145,301,936 and $152,873,991 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: policy year 1, 82% of the premium paid up to the Target Premium and 6% of any premium paid in excess of Target Premium; policy year 2, 12.5% of the premium paid up to the Target Premium and 4% of any premium paid in excess of Target Premium; policy years 3-5, 9.5% of the premium paid up to the Target Premium and 4% of any premium paid in excess of Target Premium; and policy years 6-10, 8.5% of premium paid up to the Target Premium and 4% of any premium paid in excess of Target Premium. In addition, JH Distributors will pay compensation in policy years 2-30 of 0.12% of the net cash surrender value and 0.06% of the net cash surrender value in years 31 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. In addition, a broker-dealer may receive compensation in an amount per $1,000 of unscheduled increase in Supplemental Face Amount.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2011, 2010 and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2011 and 2010, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$7,843, 2010—$7,594)	$8,350	$7,813
Held-for-trading—at fair value (cost: 2011—$342, 2010—$393)	372	410
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,019	806
Investment real estate and agriculture	86	85
Policy loans	124	112
Short-term investments	54	67

Total Investments	10,006	9,294
Cash and cash equivalents	250	445
Accrued investment income	127	121
Value of business acquired	30	42
Deferred policy acquisition costs and deferred sales inducements	478	595
Amounts due from affiliates	198	163
Reinsurance recoverable	390	245
Derivative assets	661	24
Deferred income tax asset	-	5
Other assets	49	51
Separate account assets	7,034	7,351

Total Assets	$19,223	$18,336

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,472	$4,972
Policyholders’ funds	830	1,506
Unearned revenue	49	54
Unpaid claims and claim expense reserves	34	21
Policyholder dividends payable	2	2
Coinsurance funds withheld	2,298	2,194
Amounts due to affiliates	227	157
Current income tax payable	166	105
Deferred income tax liability	97	-
Derivative liabilities	586	140
Deferred gains	119	120
Payables for collateral on derivatives	168	-
Other liabilities	91	100
Separate account liabilities	7,034	7,351

Total Liabilities	17,173	16,722

Commitments and Legal Proceedings (Note 10)

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2011 and 2010, respectively)	2	2
Additional paid-in capital	895	895
Retained earnings	818	591
Accumulated other comprehensive income	335	126

Total Shareholder’s Equity	2,050	1,614

Total Liabilities and Shareholder’s Equity	$19,223	$18,336

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$74	$1,164	$27
Fee income	413	282	198
Net investment income	499	462	173
Net realized investment and other gains (losses)	289	(187)	1

Total revenues	1,275	1,721	399

Benefits and expenses
Benefits to policyholders	640	1,366	(94)
Policyholder dividends	6	8	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Other operating costs and expenses	131	200	62

Total benefits and expenses	929	1,642	82

Income before income taxes	346	79	317

Income tax expense (benefit)	119	(102)	108

Net income	$227	$181	$209

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)					(in thousands)
Balance at January 1, 2009	$2	$413	$299	$27	$741	2,000

Comprehensive income:
Net income			209		209
Other comprehensive loss, net of tax:
Net unrealized investment losses				(20)	(20)

Comprehensive income					189

Adoption of ASC 320, recognition of other-than- temporary impairments			2	(2)	-
Capital contribution from Parent		482			482

Balance at December 31, 2009	$2	$895	$510	$5	$1,412	2,000

Comprehensive income:
Net income			181		181
Other comprehensive income, net of tax:
Net unrealized investment gains				121	121

Comprehensive income					302
Dividend paid to Parent			(100)		(100)

Balance at December 31, 2010	$2	$895	$591	$126	$1,614	2,000

Comprehensive income:
Net income			227		227
Other comprehensive income, net of tax:
Net unrealized investment gains				112	112
Cash flow hedges				97	97

Comprehensive income					436

Balance at December 31, 2011	$2	$895	$818	$335	$2,050	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net income	$227	$181	$209
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment and other (gains) losses	(289)	187	(1)
Amortization of premiums and accretion of discounts associated with investments, net	74	77	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Capitalization of deferred policy acquisition costs and deferred sales inducements	(56)	(76)	(99)
Net cash flows from trading securities	54	(40)	-
Increase in accrued investment income	(6)	(24)	(9)
Decrease (increase) in other assets and other liabilities, net	284	70	(99)
Increase (decrease) in policyholder liabilities and accruals, net	304	338	(23)
Interest credited to policyholder liabilities	110	105	27
(Decrease) increase in deferred income taxes	(12)	(170)	31

Net cash provided by operating activities	842	716	156

Cash flows from investing activities:
Sales of:
Fixed maturities	5,367	2,258	122
Mortgage loans on real estate	76	11	-
Investment real estate and agriculture	-	5	-
Maturities of:
Fixed maturities	551	112	104
Mortgage loans on real estate	23	20	-
Purchases of:
Fixed maturities	(5,911)	(3,031)	(777)
Mortgage loans on real estate	(330)	(82)	-
Investment real estate and agriculture	(3)	(2)	-
Net sales of short-term investments	13	40	407
Policy loans advanced, net	(12)	(15)	(12)
Net change in payable for undelivered securities	3	(2)	-

Net cash used in investing activities	(223)	(686)	(156)

Cash flows from financing activities:
Capital contribution from Parent	-	-	482
Dividend paid to Parent	-	(100)	-
Universal life and investment-type contract deposits	341	395	320
Universal life and investment-type contract maturities and withdrawals	(1,082)	(527)	(65)
Net transfers to separate accounts related to universal life and investment-type contracts	12	1	(119)
Unearned revenue on financial reinsurance	(89)	(26)	(13)
Net reinsurance recoverable	4	3	-

Net cash (used in) provided by financing activities	(814)	(254)	605

Net (decrease) increase in cash and cash equivalents	(195)	(224)	605
Cash and cash equivalents at beginning of year	445	669	64

Cash and cash equivalents at end of year	$250	$445	$669

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly John Hancock Holdings (Delaware), LLC). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance and individual and group fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On January 1, 2010, $7,364 million of NY life insurance and fixed and variable annuity reserves and liabilities related to policyholders who reside in the State of NY (“NY business”), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the “Plan”) with the State of NY and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010 (“NY transfer”).

The NY business was transferred using assumption reinsurance and coinsurance and modified coinsurance with cut-through provisions. The January 1, 2010 impact of the transfer on the Company’s Balance Sheet was an increase in total assets of $7,489 million, an increase in total liabilities of $7,364 million, and an increase in net income of $125 million. The major categories of assets transferred included available-for-sale fixed maturities of $5,791 million, held-for-trading fixed maturities of $354 million, mortgage loans on real estate of $769 million, investment real estate and agriculture of $88 million, accrued investment income of $69 million, value of business acquired (“VOBA”) of $56 million, derivative assets of $17 million, and deferred income tax asset of $143 million. In addition, cash and cash equivalents of $163 million were transferred. The major categories of liabilities transferred included future policy benefits of $4,436 million, policyholders’ funds of $687 million, and coinsurance funds withheld of $2,090 million. In addition, deferred gains of $125 million were recorded.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investments. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other loans on non-accrual status is recognized as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force related to the NY transfer. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. Deferred acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized (losses) gains on investments as if these (losses) gains had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 59% and 63% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 23%, 52%, and 0% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively. The increase in the participating business resulted from the NY transfer, as discussed under the Business subheading above.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for participating pension contracts and individual and group annuities are generally equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in the participating pension contracts. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Where permitted by state insurance law, the Company administers a retained asset accounts program as the default method for satisfying non-participating traditional life insurance claims. Retained asset accounts earn interest and are subject to withdrawal at any time by the beneficiaries.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$543	$558
Guaranteed investment contracts	91	765

Total liabilities for investment-type products	634	1,323
Individual and group annuities	113	113
Life insurance retained asset accounts	83	70

Total policyholders’ funds	$830	$1,506

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. Deferred gains were recognized in connection with the NY transfer in an amount equal to the excess of the assets transferred less the liabilities transferred on a pre-tax basis. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1— Summary of Significant Accounting Policies - (continued)

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Adoption of Recent Accounting Pronouncements

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments”, which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removed the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $37 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity's shareholders' equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities

The Company’s investments in available-for-sale fixed maturities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,791	$354	$21	$5,124
Commercial mortgage-backed securities	676	27	-	703
Collateralized debt obligations	2	-	-	2
Other asset-backed securities	83	3	1	85
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,009	106	-	2,115
Obligations of states and political subdivisions	223	37	-	260
Debt securities issued by foreign governments	59	2	-	61

Total fixed maturities available-for-sale	$7,843	$529	$22	$8,350

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,991	$206	$14	$5,183
Commercial mortgage-backed securities	921	40	-	961
Collateralized debt obligations	9	1	-	10
Other asset-backed securities	61	2	-	63
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,314	4	17	1,301
Obligations of states and political subdivisions	218	3	7	214
Debt securities issued by foreign governments	80	1	-	81

Total fixed maturities available-for-sale	$7,594	$257	$38	$7,813

The amortized cost and fair value of fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$293	$295
Due after one year through five years	2,013	2,074
Due after five years through ten years	1,584	1,683
Due after ten years	3,192	3,508

	7,082	7,560
Asset-backed and mortgage-backed securities	761	790

Total	$7,843	$8,350

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security’s amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment gains (losses) in the Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income (loss) on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$375	$17	$51	$4	$426	$21
Other asset-backed securities	17	1	-	-	17	1
Total	$392	$18	$51	$4	$443	$22

	December 31, 2010
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$462	$14	$-	$-	$462	$14
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,047	17	-	-	1,047	17
Obligations of states and political subdivisions	105	7	-	-	105	7
Total	$1,614	$38	$-	$-	$1,614	$38

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $2 million at December 31, 2011 from $1 million at December 31, 2010.

At December 31, 2011 and 2010, there were 90 and 148 fixed maturity securities with an aggregate gross unrealized loss of $22 million and $38 million, respectively, of which the single largest unrealized loss was $5 million and $10 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $1 million were on deposit with the State of NY as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$223	East North Central	$151
Industrial	140	East South Central	2
Office buildings	322	Middle Atlantic	129
Retail	262	Mountain	54
Mixed use	3	New England	40
Other	76	Pacific	325
		South Atlantic	210
		West North Central	49
		West South Central	66

Provision for losses	(7)	Provision for losses	(7)

Total	$1,019	Total	$1,019

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$2	$9	$-	$4	$7

Year ended December 31, 2010	$-	$2	$-	$-	$2

The Company did not hold any investments in mortgage loans on real estate for the year ended December 31, 2009.

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $16 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $16 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $12 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$23	$16
Allowance for credit losses	(7)	(2)

Net impaired mortgage loans on real estate	$16	$14

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$20	$8	$-
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$29	$27
AA	129	108
A	247	210
BBB	582	426
BB	15	21
B & Lower, and unrated	17	14

Total mortgage loans	$1,019	$806

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate and agriculture was $2 million for the years ended December 31, 2011 and 2010. The Company did not own any investment real estate in 2009. Accumulated depreciation was $3 million and $2 million at December 31, 2011 and 2010, respectively.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 38% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2011 and 2010, total assets of JHIMS were $71 million and $68 million, respectively, and total liabilities of JHIMS were $69 million and $66 million, respectively. For the years ended December 31, 2011, 2010, and 2009, net income of JHIMS was $481 million, $440 million, and $328 million, respectively. The Company’s share of income earned from its investment in JHIMS was $175 million, $166 million, and $127 million for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$366	$345	$43
Mortgage loans on real estate	40	33	-
Investment real estate and agriculture	3	2	-
Policy loans	6	6	3
Short-term investments	1	-	2
Derivatives	23	13	-
Equity method investments and other (1)	182	171	127

Gross investment income	621	570	175

Less investment expenses	24	20	2

Less investment income ceded	98	88	-

Net investment income	$499	$462	$173

Net realized investment and other gains (losses)
Fixed maturities	$337	$16	$1
Mortgage loans on real estate	(7)	(1)	-
Derivatives	(24)	(185)	-
Other invested assets	-	1	-
Amounts credited to participating contract holders	(17)	(18)	-

Net realized investment and other gains (losses)	$289	$(187)	$1

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

The change in net unrealized gain on fixed maturities classified as held-for-trading of $13 million and $16 million is included in net realized investment and other gains (losses) for the years ended December 31, 2011 and 2010, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2009.

For 2011 and 2010, net investment income passed through to participating contract holders as interest credited to policyholder account balances amounted to $30 million and $29 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $345 million, $70 million, and $3 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $26 million, $68 million, and $1 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, there were no other-than-temporary impairments on available-for-sale securities for the years ended December 31, 2011, 2010, and 2009, respectively, recognized in the Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$42	$-
Capitalization (1)	-	56
Amortization	(8)	(8)
Change due to unrealized investment gains	(4)	(6)

Balance, end of year	$30	$42

(1)	Amount transferred from JHUSA on January 1, 2010 in connection with the NY transfer.

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$6
2013	5
2014	5
2015	4
2016	3

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$560	$551
Capitalization	55	76
Amortization	(136)	(58)
Change due to unrealized investment gains	(27)	(9)

Balance, end of year	$452	$560

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$35	$37
Capitalization	1	-
Amortization	(8)	(2)
Change due to unrealized investment gains	(2)	-

Balance, end of year	$26	$35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the NY business were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions. The January 1, 2010 impact of these transfers on the Company’s Balance Sheet was an increase in total assets and total liabilities of $7,489 million and $7,364 million, respectively. There was no pre-tax impact at the time of transfer; revenues were offset against expenses of $1,023 million. The Company recorded a $125 million tax benefit related to this transfer. As of January 1, 2010, the Company recorded $56 million related to VOBA. As of December 31, 2010, the Company reported a receivable from JHUSA of $289 million and a payable to JHUSA of $325 million which was reported with amounts due from and amounts due to affiliates, respectively.

The NY business related to the closed block was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,214 million and $2,133 million was recorded to the coinsurance funds withheld liability as of December 31, 2011 and 2010, respectively.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded modified coinsurance reserve adjustments of $6 million and $14 million, which reduced benefits to policyholders in the Statements of Operations for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, respectively, the Company recorded a reinsurance recoverable for cost of reinsurance of $8 million and $4 million, respectively. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $66 million, $65 million, and $41 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had accrued payables of $13 million and $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement shall be determined at fair market value. Costs incurred under this agreement were $2 million, and $1 million, for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, the Company had no accrued payables.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Capital Stock Transactions

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2011, 2010, and 2009, the Company was billed by JHD for underwriting commissions of $95 million, $101 million, and $100 million, respectively. The Company had accrued payables for services provided of $3 million and $5 million at December 31, 2011 and 2010, respectively.

The Company had receivables from JHIMS relating to distributions of $14 million and $15 million, which were included in accrued investment income at December 31, 2011 and 2010, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $51 million and $401 million invested in this pool at December 31, 2011 and 2010, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Direct	$110	$110	$42

Assumed	22	1,090	-

Ceded	(58)	(36)	(15)

Net life and fixed and variable annuity premiums earned	$74	$1,164	$27

For the years ended December 31, 2011, 2010 and 2009, benefits to policyholders under life and annuity ceded reinsurance contracts were $95 million, $107 million, and $40 million, respectively.

At December 31, 2011, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims. In 2010, recoveries under these agreements totaled $73 million on $102 million of death claims. In 2009, recoveries under these agreements totaled $40 million on $42 million of death claims.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$47	$25	$-	$47	$14	$-

Cash flow hedges	Interest rate swaps	500	150	-	-	-	-

Total Derivatives in Hedging Relationships		$547	$175	$-	$47	$14	$-

Non-Hedging Relationships
	Interest rate swaps	$4,585	$486	$323	$975	$10	$33
	Interest rate futures	390	-	-	124	-	-
	Equity index futures	467	-	-	152	-	-
	Embedded derivatives – reinsurance contracts	-	-	263	-	-	107
	Embedded derivatives – participating pension contracts (1)	-	-	25	-	-	10
	Embedded derivatives – benefit guarantees (1)	-	74	102	-	47	37

Total Derivatives in Non-Hedging Relationships		5,442	560	713	1,251	57	187

Total Derivatives (2)		$5,989	$735	$713	$1,298	$71	$187

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as fair value hedges or cash flow hedges as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2011 and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following table shows the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)

Total		$10	$(12)	$(2)

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-

Total		$2	$(2)	$-

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship. The Company had no cash flow hedges for the year ended December 31, 2010.

The following table presents the effects of derivatives in cash flow hedging relationships on the Statements of Operations and the Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $0 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 5 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 11 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2011, 2010 and 2009, net losses related to derivatives in a non-hedge relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

For the years ended December 31,	2011	2010	2009
	(millions)
Non-Hedging Relationships
Interest rate swaps	$187	$(27)	$-
Interest rate futures	(14)	(1)	-
Equity index futures	(23)	(47)	-
Embedded derivatives	(172)	(110)	-

Total Investment Losses from Derivatives in Non-Hedging Relationships	(22)	$(185)	$-

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 13 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company had accepted collateral consisting of cash of $168 million and $0 million and various securities with a fair value of $181 million and $12 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $1 million and $13 million, respectively, which is included in available-for-sale fixed maturities on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$78	$63
Net amount at risk related to deposits	5	6
Average attained age of contract holders	48	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination benefit of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.
For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,425	$1,545
Net amount at risk — net of reinsurance	54	38
Average attained age of contract holders	65	65

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,491	$2,914
Net amount at risk — net of reinsurance	199	154
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$410	$483
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	63	61

Guaranteed Minimum Withdrawal Benefit
Account value	$2,821	$3,036
Net amount at risk	498	355
Average attained age of contract holders	64	64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in millions)
Type of Fund
Equity	$2,085	$2,477
Balanced	1,329	1,290
Bonds	522	571
Money Market	77	79

Total	$4,013	$4,417

The following table summarizes the liabilities for guarantees on variable contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$28	$6	$39	$73
Incurred guarantee benefits	(6)	-	-	(6)
Other reserve changes	6	4	67	77

Balance at December 31, 2011	28	10	106	144
Reinsurance recoverable	-	(74)	-	(74)

Net balance at December 31, 2011	$28	$(64)	$106	$70

Balance at January 1, 2010	$20	$6	$54	$80
Assumed reserves from NY transfer (1)	11	-	-	11
Incurred guarantee benefits	(9)	-	-	(9)
Other reserve changes	6	-	(15)	(9)

Balance at December 31, 2010	28	6	39	73
Reinsurance recoverable	-	(47)	-	(47)

Net balance at December 31, 2010	$28	$(41)	$39	$26

(1)	Amount assumed from JHUSA on January 1, 2010.

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations. The discount rates used for the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 9 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware, LLC (“MHDLLC”) merged into JHFC resulting in a new combined group. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$131	$69	$77

Deferred taxes:
Federal	(12)	(171)	31

Total income tax expense (benefit)	$119	$(102)	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations is as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$121	$28	$111
Add (deduct):
Prior year taxes	2	-	2
Tax credits	(1)	-	-
Dividends received deduction	(6)	(6)	(4)
Unrecognized tax benefits	3	1	-
Tax-exempt investment income	-	(125)	-
Other	-	-	(1)

Total income tax expense (benefit)	$119	$(102)	$108

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$197	$184
Tax credits	8	7
Unearned revenue	11	16
Other	8	-

Total deferred tax assets	224	207

Deferred tax liabilities:
Unrealized investment gains on securities	181	69
Deferred policy acquisition costs	71	86
Deferred sales inducements	10	12
Securities and other investments	45	20
Intangibles	14	15

Total deferred tax liabilities	321	202

Net deferred tax (liabilities) assets	$(97)	$5

At December 31, 2011 the Company had no operating loss carryforwards. At December 31, 2011, the Company had $8 million of tax credits, which consist of $4 million of alternative minimum tax credits and $4 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $69 million and $49 million in 2011 and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2004. In 2010, the Company's common parent MHDLLC merged into JHFC resulting in a new combined group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Beginning balance	$15	$17
Additions based on tax positions related to the current year	3	2
Reductions for tax positions of prior years	-	(4)

Ending balance	$18	$15

Included in the balances as of December 31, 2011 and 2010, respectively, are $18 million and $15 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, these items will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2004 through 2007 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $1 million in interest expense per year in 2011, 2010 and 2009. The Company had approximately $4 million and $3 million accrued for interest as of December 31, 2011 and 2010, respectively. The Company did not recognize material penalties during the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $36 million and $14 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments will expire in 2012.

The Company leases office space under operating lease agreements, which will expire in March 2015. Rental expenses were $63 thousand, $62 thousand, and $75 thousand for each of the years ended December 31, 2011, 2010, and 2009, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating Leases

(in thousands)
2012	$40
2013	48
2014	49
2015	12

Total minimum lease payments	$149

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the NY State Insurance Department, the NY Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain On Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2009	$27	$-	$27
Gross unrealized investment losses (net of deferred income tax benefit of $13)	(24)	-	(24)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax expense of $1)	2	-	2
Adjustment for policyholder liabilities (net of deferred income tax expense of $1)	3	-	3

Net unrealized investment losses	(20)	-	(20)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $1)	(2)	-	(2)

Balance at December 31, 2009	5	-	5

Gross unrealized investment gains (net of deferred income tax expense of $73)	134	-	134
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5)	(12)	-	(12)

Net unrealized investment gains	121	-	121

Balance at December 31, 2010	126	-	126

Gross unrealized investment gains (net of deferred income tax expense of $212)	394	-	394
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $111)	(207)	-	(207)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $18)	(33)	-	(33)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)	-	(42)

Net unrealized investment gains	112	-	112
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)	-	97	97

Balance at December 31, 2011	$238	$97	$335

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$507	$219	$14

Total	507	219	14

Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(74)	(23)	(6)
Policyholder liabilities	(66)	(1)	(1)
Deferred income taxes	(129)	(69)	(2)

Total	(269)	(93)	(9)

Net unrealized investment gains	$238	$126	$5

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is NY.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(282) million (unaudited), $(34) million, and $310 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $890 million (unaudited) and $1,019 million, respectively.

Under NY insurance law, no insurer may pay any shareholder dividends from any source other than earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). NY law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. The Company paid shareholder dividends to JHUSA in the amount of $0 million and $100 million for the years ended December 31, 2011 and 2010, respectively.

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a funded qualified defined benefit plan. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC, along with the associated net liabilities. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans - (continued)

The Company participates in the John Hancock Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The Welfare Plan was amended effective January 1, 2007, whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

Note 13 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$8,350	$8,350	$7,813	$7,813
Held-for-trading	372	372	410	410
Mortgage loans on real estate	1,019	1,101	806	838
Policy loans	124	124	112	112
Short-term investments	54	54	67	67
Cash and cash equivalents	250	250	445	445
Derivatives:
Interest rate swap agreements	661	661	24	24
Embedded derivatives	74	74	47	47
Separate account assets	7,034	7,034	7,351	7,351

Total assets	$17,938	$18,020	$17,075	$17,107

Liabilities:
Guaranteed investment contracts and funding agreements	$91	$94	$765	$784
Fixed-rate deferred and immediate annuities	1,953	1,932	2,054	2,020
Supplementary contracts without life contingencies	7	7	5	5
Derivatives:
Interest rate swap agreements	323	323	33	33
Embedded derivatives	390	390	154	154

Total liabilities	$2,764	$2,746	$3,011	$2,996

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 effectively created the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Guaranteed investment contracts and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,124	$-	$4,753	$371
Commercial mortgage-backed securities	703	-	703	-
Collateralized debt obligations	2	-	2	-
Other asset-backed securities	85	-	85	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,115	-	2,115	-
Obligations of states and political subdivisions	260	-	248	12
Debt securities issued by foreign governments	61	-	61	-

Total fixed maturities available-for-sale	8,350	-	7,967	383

Fixed maturities held-for-trading:
Corporate securities	236	-	229	7
Commercial mortgage-backed securities	73	-	73	-
Other asset-backed securities	8	-	8	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	38	-	38	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	363	9

Short-term investments	54	-	54	-
Derivative assets (1)	661	-	624	37
Separate account assets (3)	7,034	7,034	-	-
Embedded derivatives- benefit guarantees (2)	74	-	-	74

Total assets at fair value	$16,545	$7,034	$9,008	$503

Liabilities:
Derivative liabilities (1)	$323	$-	$323	$-
Embedded derivatives (2):
Reinsurance contracts	263	-	263	-
Participating pension contracts	25	-	25	-
Benefit guarantees	102	-	-	102

Total liabilities at fair value	$713	$-	$611	$102

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,183	$-	$4,928	$255
Commercial mortgage-backed securities	961	-	951	10
Collateralized debt obligations	10	-	10	-
Other asset-backed securities	63	-	63	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,301	-	1,301	-
Obligations of states and political subdivisions	214	-	207	7
Debt securities issued by foreign governments	81	-	81	-

Total fixed maturities available-for-sale	7,813	-	7,541	272

Fixed maturities held-for-trading:
Corporate securities	246	-	243	3
Commercial mortgage-backed securities	81	-	81	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	3	-	3	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	67	-	67	-
Obligations of states and political subdivisions	12	-	12	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	410	-	407	3

Short-term investments	67	-	67	-
Derivative assets (1)	24	-	24	-
Separate account assets (3)	7,351	7,351	-	-
Embedded derivatives- benefit guarantees (2)	47	-	-	47

Total assets at fair value	$15,712	$7,351	$8,039	$322

Liabilities:
Derivative liabilities (1)	33	-	33	-
Embedded derivatives (2)
Reinsurance contracts	107	-	107	-
Participating pension contracts	10	-	10	-
Benefit guarantees	37	-	-	37

Total liabilities at fair value	$187	$-	$150	$37

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(2)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(3)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in			Purchases	Issuances	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)		AOCI (2)				Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$255	$-		$19	$66	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-		-	-	-	(10)	-	-	-	-
Obligations of states and political subdivisions	7	-		1	4	-	-	-	-	12	-

Total fixed maturities available-for-sale	272	-		20	70	-	(16)	41	(4)	383	-

Fixed maturities held-for- trading:
Corporate debt securities	3	1		-	5	-	-	-	(2)	7	1
Obligations of states and political subdivisions	-	-		-	2	-	-	-	-	2

Total fixed maturities held-for-trading	3	1		-	7	-	-	-	(2)	9	1

Net derivatives	-	-		37	-	-	-	-	-	37	-
Net embedded derivatives	10	(38	)(4)	-	-	-	-	-	-	(28)	(38)

Total	$285	$(37)		$57	$77	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	Balance at January 1, 2010	Net realized/unrealized gains (losses) included in:		Purchases, issuances, and settlements (net)	Transfers		Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

		Earnings (1)	AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$-	$(2)	$14	$233	$26	$(16)	$255	$-
Commercial mortgage-backed securities	-	-	-	11	-	(1)	10	-
Obligations of states and political subdivisions	-	-	-	29	7	(29)	7	-

Total fixed maturities available-for-sale	-	(2)	14	273	33	(46)	272	-

Fixed maturities held-for- trading:
Corporate debt securities	-	-	-	4	-	(1)	3	-

Total fixed maturities held-for-trading	-	-	-	4	-	(1)	3	-
Net embedded derivatives	(12)	22 (4)	-	-	-	-	10	22

Total	$(12)	$20	$14	$277	$33	$(47)	$285	$22

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Statements of Operations.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests, which are reported at fair value only in the period in which impairment is recognized. The fair value of these securities is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance, (2) Wealth Management, which primarily serve retail customers, and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	63	235	201	499
Net realized investment and other losses	229	65	(5)	289

Revenues	$632	$444	$199	$1,275

Net income	$90	$11	$126	$227

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$25	$150	$175
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	65	87	-	152
Income tax (benefit) expense	48	(1)	72	119
Segment assets	$5,422	$11,513	$2,288	$19,223

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2010
Revenues from external customers	$327	$1,122	$(3)	$1,446
Net investment income	40	224	198	462
Net realized investment and other losses	(75)	(104)	(8)	(187)

Revenues	$292	$1,242	$187	$1,721

Net income	$21	$39	$121	$181

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$1	$24	$141	$166
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	41	27	-	68
Income tax (benefit) expense	(106)	(60)	64	(102)
Segment assets	$4,264	$12,358	$1,714	$18,336

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2009
Revenues from external customers	$132	$93	$-	$225
Net investment income	17	19	137	173
Net realized investment and other gains	1	-	-	1

Revenues	$150	$112	$137	$399

Net (loss) income	$(13)	$134	$88	$209

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$20	$107	$127
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	23	91	-	114
Income tax (benefit) expense	(7)	68	47	108

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2011 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company of New York Separate Account B

“Active” sub-accounts

500 Index Trust B Series 0	Equity-Income Trust Series 1
500 Index Trust Series 1	Financial Services Trust Series 0
Active Bond Trust Series 0	Financial Services Trust Series 1
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 0
All Cap Core Trust Series 0	Franklin Templeton Founding Allocation Trust Series 1
All Cap Core Trust Series 1	Fundamental All Cap Core Trust Series 0
All Cap Value Trust Series 0	Fundamental All Cap Core Trust Series 1
All Cap Value Trust Series 1	Fundamental Holdings Trust Series 1
Alpha Opportunities Trust Series 0	Fundamental Large Cap Value Trust Series 0
American Asset Allocation Trust Series 1	Fundamental Value Trust Series 0
American Blue Chip Income and Growth Trust Series 1	Fundamental Value Trust Series 1
American Global Growth Trust Series 1	Global Bond Trust Series 0
American Global Small Capitalization Trust Series 1	Global Bond Trust Series 1
American Growth Trust Series 1	Global Diversification Trust Series 1
American Growth-Income Trust Series 1	Global Trust Series 0
American High-Income Bond Trust Series 1	Global Trust Series 1
American International Trust Series 1	Health Sciences Trust Series 0
American New World Trust Series 1	Health Sciences Trust Series 1
Balanced Trust Series 0	High Yield Trust Series 0
Balanced Trust Series 1	High Yield Trust Series 1
Blue Chip Growth Trust Series 0	International Core Trust Series 0
Blue Chip Growth Trust Series 1	International Core Trust Series 1
Bond Trust Series 0	International Equity Index Trust A Series 0
Bond Trust Series 1	International Equity Index Trust A Series 1
Capital Appreciation Trust Series 0	International Equity Index Trust B Series 0
Capital Appreciation Trust Series 1	International Opportunities Trust Series 0
Capital Appreciation Value Trust Series 0	International Opportunities Trust Series 1
Core Allocation Plus Trust Series 0	International Small Company Trust Series 0
Core Bond Trust Series 0	International Small Company Trust Series 1
Core Bond Trust Series 1	International Value Trust Series 0
Core Strategy Trust Series 0	International Value Trust Series 1
Disciplined Diversification Trust Series 0	Investment Quality Bond Trust Series 0
Emerging Markets Value Trust Series 0	Investment Quality Bond Trust Series 1
Emerging Markets Value Trust Series 1	Large Cap Trust Series 0
Equity-Income Trust Series 0	Large Cap Trust Series 1

Report of Independent Registered Public Accounting Firm

Lifestyle Aggressive Trust Series 0	Small Cap Growth Trust Series 1
Lifestyle Aggressive Trust Series 1	Small Cap Index Trust Series 0
Lifestyle Balanced Trust Series 0	Small Cap Index Trust Series 1
Lifestyle Balanced Trust Series 1	Small Cap Opportunities Trust Series 0
Lifestyle Conservative Trust Series 0	Small Cap Opportunities Trust Series 1
Lifestyle Conservative Trust Series 1	Small Cap Value Trust Series 0
Lifestyle Growth Trust Series 0	Small Cap Value Trust Series 1
Lifestyle Growth Trust Series 1	Small Company Value Trust Series 0
Lifestyle Moderate Trust Series 0	Small Company Value Trust Series 1
Lifestyle Moderate Trust Series 1	Smaller Company Growth Trust Series 0
Mid Cap Index Trust Series 0	Smaller Company Growth Trust Series 1
Mid Cap Index Trust Series 1	Strategic Income Opportunities Trust Series 0
Mid Cap Stock Trust Series 0	Strategic Income Opportunities Trust Series 1
Mid Cap Stock Trust Series 1	Total Bond Market Trust B Series 0
Mid Value Trust Series 0	Total Return Trust Series 0
Mid Value Trust Series 1	Total Return Trust Series 1
Money Market Trust B Series 0	Total Stock Market Index Trust Series 0
Money Market Trust Series 1	Total Stock Market Index Trust Series 1
Natural Resources Trust Series 0	Ultra Short Term Bond Trust Series 0
Natural Resources Trust Series 1	Utilities Trust Series 0
Real Estate Securities Trust Series 0	Utilities Trust Series 1
Real Estate Securities Trust Series 1	Value Trust Series 0
Real Return Bond Trust Series 0	Value Trust Series 1
Real Return Bond Trust Series 1	All Asset Portfolio
Science & Technology Trust Series 0	Brandes International Equity Trust
Science & Technology Trust Series 1	Business Opportunity Value Trust
Short Term Government Income Trust Series 0	Frontier Capital Appreciation Trust
Short Term Government Income Trust Series 1	Large Cap Growth Trust
Small Cap Growth Trust Series 0

“Closed” sub-accounts

American Bond Trust Series 1	Large Cap Value Trust Series 0
Core Diversified Growth & Income Trust Series 1	Large Cap Value Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company of New York Separate Account B (the “Account”), comprised of the active sub-accounts as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2011, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 30, 2012

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 187,684 shares (cost $2,883,082)	$2,948,519
500 Index Trust Series 1 - 46,610 shares (cost $510,473)	511,779
Active Bond Trust Series 0 - 30,428 shares (cost $300,756)	296,062
Active Bond Trust Series 1 - 25,104 shares (cost $236,017)	244,014
All Cap Core Trust Series 0 - 59,567 shares (cost $1,066,464)	979,289
All Cap Core Trust Series 1 - 22,587 shares (cost $393,950)	371,332
All Cap Value Trust Series 0 - 48,068 shares (cost $381,263)	381,657
All Cap Value Trust Series 1 - 31,427 shares (cost $259,714)	250,473
Alpha Opportunities Trust Series 0 - 72,338 shares (cost $1,110,626)	862,996
American Asset Allocation Trust Series 1 - 52,019 shares (cost $521,151)	569,092
American Blue Chip Income and Growth Trust Series 1 - 26,744 shares (cost $279,037)	295,516
American Bond Trust Series 1	—
American Global Growth Trust Series 1 - 1,472 shares (cost $15,843)	14,877
American Global Small Capitalization Trust Series 1 - 2,029 shares (cost $19,041)	16,392
American Growth Trust Series 1 - 159,358 shares (cost $2,354,706)	2,369,650
American Growth-Income Trust Series 1 - 66,938 shares (cost $820,721)	963,908
American High-Income Bond Trust Series 1 - 2,286 shares (cost $25,481)	23,527
American International Trust Series 1 - 96,735 shares (cost $1,467,887)	1,332,045
American New World Trust Series 1 - 14,823 shares (cost $187,133)	172,098
Balanced Trust Series 0 - 15,180 shares (cost $260,849)	245,923
Balanced Trust Series 1 - 98 shares (cost $1,601)	1,588
Blue Chip Growth Trust Series 0 - 162,236 shares (cost $3,152,542)	3,327,453
Blue Chip Growth Trust Series 1 - 34,352 shares (cost $602,222)	705,592
Bond Trust Series 0	—
Bond Trust Series 1 - 12,290 shares (cost $170,284)	167,386
Capital Appreciation Trust Series 0 - 27,569 shares (cost $268,601)	274,033
Capital Appreciation Trust Series 1 - 24,557 shares (cost $207,901)	244,101
Capital Appreciation Value Trust Series 0 - 47,969 shares (cost $559,289)	551,165
Core Allocation Plus Trust Series 0 - 48,719 shares (cost $528,267)	482,804
Core Bond Trust Series 0 - 12,846 shares (cost $178,183)	177,014
Core Bond Trust Series 1 - 10,543 shares (cost $132,878)	145,809
Core Diversified Growth & Income Trust Series 1	—
Core Strategy Trust Series 0 - 317,170 shares (cost $4,066,488)	3,932,905
Disciplined Diversification Trust Series 0 - 35,045 shares (cost $399,901)	411,424
Emerging Markets Value Trust Series 0 - 188,085 shares (cost $2,565,156)	1,852,637
Emerging Markets Value Trust Series 1 - 2,604 shares (cost $35,127)	25,675
Equity-Income Trust Series 0 - 136,331 shares (cost $1,830,778)	1,835,020
Equity-Income Trust Series 1 - 43,641 shares (cost $566,888)	589,152
Financial Services Trust Series 0 - 33,884 shares (cost $345,992)	356,125
Financial Services Trust Series 1 - 9,236 shares (cost $111,263)	97,158
Franklin Templeton Founding Allocation Trust Series 0 - 64,890 shares (cost $656,556)	616,457
Franklin Templeton Founding Allocation Trust Series 1	—
Fundamental All Cap Core Trust Series 0 - 83,401 shares (cost $1,120,939)	1,044,175
Fundamental All Cap Core Trust Series 1 - 55 shares (cost $657)	691
Fundamental Holdings Trust Series 1 - 12,890 shares (cost $132,594)	129,800
Fundamental Large Cap Value Trust Series 0 - 1,264 shares (cost $14,114)	12,522
Fundamental Value Trust Series 0 - 21,277 shares (cost $265,559)	289,576
Fundamental Value Trust Series 1 - 44,556 shares (cost $497,475)	608,196
Global Bond Trust Series 0 - 54,560 shares (cost $693,213)	719,107
Global Bond Trust Series 1 - 20,716 shares (cost $265,660)	274,076
Global Diversification Trust Series 1 - 23,510 shares (cost $233,982)	224,753
Global Trust Series 0 - 4,904 shares (cost $64,824)	65,217
Global Trust Series 1 - 61,151 shares (cost $846,481)	813,925
Health Sciences Trust Series 0 - 10,114 shares (cost $141,893)	172,437

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Health Sciences Trust Series 1 - 10,810 shares (cost $155,453)	$183,561
High Yield Trust Series 0 - 408,541 shares (cost $2,540,041)	2,210,205
High Yield Trust Series 1 - 36,305 shares (cost $268,204)	198,224
International Core Trust Series 0 - 72,199 shares (cost $642,411)	618,746
International Core Trust Series 1 - 8,274 shares (cost $68,672)	71,156
International Equity Index Trust A Series 0 - 42,080 shares (cost $516,439)	374,515
International Equity Index Trust A Series 1 - 29,093 shares (cost $356,612)	259,507
International Equity Index Trust B Series 0 - 300,938 shares (cost $4,724,709)	3,963,357
International Opportunities Trust Series 0 - 25,997 shares (cost $276,845)	272,710
International Opportunities Trust Series 1 - 13,641 shares (cost $196,399)	143,089
International Small Company Trust Series 0 - 101,814 shares (cost $1,047,963)	878,654
International Small Company Trust Series 1 - 6,474 shares (cost $58,642)	55,874
International Value Trust Series 0 - 32,030 shares (cost $358,530)	326,381
International Value Trust Series 1 - 84,129 shares (cost $980,790)	862,318
Investment Quality Bond Trust Series 0 - 11,076 shares (cost $128,286)	129,256
Investment Quality Bond Trust Series 1 - 20,603 shares (cost $231,523)	241,263
Large Cap Trust Series 0 - 28,168 shares (cost $335,141)	335,203
Large Cap Trust Series 1 - 5,637 shares (cost $69,889)	67,249
Large Cap Value Trust Series 0	—
Large Cap Value Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 640,449 shares (cost $4,924,493)	4,905,842
Lifestyle Aggressive Trust Series 1 - 44,664 shares (cost $314,066)	342,128
Lifestyle Balanced Trust Series 0 - 1,211,995 shares (cost $13,334,188)	13,853,108
Lifestyle Balanced Trust Series 1 - 373,205 shares (cost $4,516,418)	4,258,264
Lifestyle Conservative Trust Series 0 - 176,754 shares (cost $2,225,277)	2,223,564
Lifestyle Conservative Trust Series 1 - 11,115 shares (cost $133,943)	139,604
Lifestyle Growth Trust Series 0 - 1,722,886 shares (cost $18,734,964)	18,831,147
Lifestyle Growth Trust Series 1 - 152,700 shares (cost $1,842,594)	1,667,484
Lifestyle Moderate Trust Series 0 - 1,296,069 shares (cost $16,061,291)	15,358,416
Lifestyle Moderate Trust Series 1 - 80,359 shares (cost $963,535)	951,447
Mid Cap Index Trust Series 0 - 67,597 shares (cost $1,134,664)	1,132,251
Mid Cap Index Trust Series 1 - 12,709 shares (cost $193,873)	212,875
Mid Cap Stock Trust Series 0 - 48,929 shares (cost $642,405)	630,691
Mid Cap Stock Trust Series 1 - 19,972 shares (cost $270,128)	256,242
Mid Value Trust Series 0 - 77,679 shares (cost $797,908)	812,525
Mid Value Trust Series 1 - 21,779 shares (cost $180,286)	228,460
Money Market Trust B Series 0 - 8,535,672 shares (cost $8,535,672)	8,535,672
Money Market Trust Series 1 - 1,451,269 shares (cost $1,451,269)	1,451,269
Natural Resources Trust Series 0 - 159,425 shares (cost $1,691,910)	1,586,281
Natural Resources Trust Series 1 - 17,782 shares (cost $192,500)	179,957
Real Estate Securities Trust Series 0 - 167,314 shares (cost $1,739,957)	2,039,556
Real Estate Securities Trust Series 1 - 33,079 shares (cost $441,374)	405,554
Real Return Bond Trust Series 0 - 76,043 shares (cost $930,791)	937,609
Real Return Bond Trust Series 1 - 3,163 shares (cost $38,188)	39,505
Science & Technology Trust Series 0 - 15,931 shares (cost $226,443)	249,482
Science & Technology Trust Series 1 - 12,589 shares (cost $159,874)	196,394
Short Term Government Income Trust Series 0 - 36,285 shares (cost $470,916)	469,168
Short Term Government Income Trust Series 1 - 30,825 shares (cost $397,955)	398,566
Small Cap Growth Trust Series 0 - 16,919 shares (cost $142,847)	155,822
Small Cap Growth Trust Series 1 - 1,495 shares (cost $11,027)	13,721
Small Cap Index Trust Series 0 - 47,544 shares (cost $632,519)	625,675
Small Cap Index Trust Series 1 - 8,134 shares (cost $107,371)	106,959
Small Cap Opportunities Trust Series 0 - 3,665 shares (cost $64,303)	69,052
Small Cap Opportunities Trust Series 1 - 5,400 shares (cost $103,041)	102,284

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Cap Value Trust Series 0 - 15,563 shares (cost $256,557)	$294,133
Small Cap Value Trust Series 1 - 1,815 shares (cost $21,884)	34,358
Small Company Value Trust Series 0 - 21,688 shares (cost $319,053)	363,493
Small Company Value Trust Series 1 - 17,686 shares (cost $260,158)	297,308
Smaller Company Growth Trust Series 0 - 34,308 shares (cost $530,857)	561,278
Smaller Company Growth Trust Series 1 - 1,256 shares (cost $17,760)	20,526
Strategic Income Opportunities Trust Series 0 - 42,412 shares (cost $591,691)	539,478
Strategic Income Opportunities Trust Series 1 - 22,023 shares (cost $309,596)	280,795
Total Bond Market Trust B Series 0 - 21,005 shares (cost $218,776)	219,717
Total Return Trust Series 0 - 137,964 shares (cost $1,970,175)	1,898,381
Total Return Trust Series 1 - 50,988 shares (cost $708,505)	704,145
Total Stock Market Index Trust Series 0 - 31,375 shares (cost $320,932)	363,633
Total Stock Market Index Trust Series 1 - 10,760 shares (cost $118,831)	124,712
Ultra Short Term Bond Trust Series 0 - 130 shares (cost $1,611)	1,584
Utilities Trust Series 0 - 121,907 shares (cost $1,465,193)	1,451,912
Utilities Trust Series 1 - 7,153 shares (cost $90,871)	85,259
Value Trust Series 0 - 10,007 shares (cost $148,604)	165,719
Value Trust Series 1 - 13,522 shares (cost $173,295)	224,188

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 24,187 shares (cost $259,916)	$254,448
Brandes International Equity Trust - 2,705 shares (cost $29,507)	26,458
Business Opportunity Value Trust - 1,507 shares (cost $14,386)	14,830
Frontier Capital Appreciation Trust - 127 shares (cost $3,084)	2,704
Large Cap Growth Trust - 2,053 shares (cost $33,399)	33,056

Total Assets	$135,517,079

Contract Owners’ Equity
Variable universal life insurance contracts	$135,517,079

See accompanying notes.

(This page is intentionally blank.)

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$52,459	$30,428	$7,842	$6,378

Net investment income (loss)	52,459	30,428	7,842	6,378

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,208	—
Net realized gains (losses)	119,165	242,439	(2,756)	(10,589)

Realized gains (losses)	119,165	242,439	(1,548)	(10,589)
Unrealized appreciation (depreciation) during the period	(147,686)	(89,459)	4,544	67,890

Net increase (decrease) in assets from operations	23,938	183,408	10,838	63,679

Changes from principal transactions:
Transfer of net premiums	996,998	472,318	43,147	79,381
Transfer on terminations	(225,399)	(162,058)	(36,529)	(86,184)
Transfer on policy loans	(84)	250,881	(6,749)	21
Net interfund transfers	238,410	(657,904)	13,980	(13,842)

Net increase (decrease) in assets from principal transactions	1,009,925	(96,763)	13,849	(20,624)

Total increase (decrease) in assets	1,033,863	86,645	24,687	43,055

Assets, beginning of period	1,914,656	1,828,011	487,092	444,037

Assets, end of period	$2,948,519	$1,914,656	$511,779	$487,092

(bg)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (bg)	Year Ended Dec. 31/10 (bg)

$14,250	$6,032	$13,230	$17,938	$15,691	$8,754

14,250	6,032	13,230	17,938	15,691	8,754

—	—	—	—	—	—
402	4,317	1,154	295	2,858	3,163

402	4,317	1,154	295	2,858	3,163
(8,030)	(851)	(280)	12,002	(17,639)	2,922

6,622	9,498	14,104	30,235	910	14,839

21,879	40,948	12,792	12,651	79,596	25,228
(7,809)	(6,721)	(22,215)	(12,272)	(6,071)	(32,644)
—	—	(3,562)	(331)	—	(1,253)
194,990	(12,117)	(2,084)	(213)	41,538	15,628

209,060	22,110	(15,069)	(165)	115,063	6,959

215,682	31,608	(965)	30,070	115,973	21,798

80,380	48,772	244,979	214,909	138,475	116,677

$296,062	$80,380	$244,014	$244,979	$254,448	$138,475

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$10,842	$336	$3,918	$3,835

Net investment income (loss)	10,842	336	3,918	3,835

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,657)	(1,124)	(4,744)	(8,315)

Realized gains (losses)	(1,657)	(1,124)	(4,744)	(8,315)
Unrealized appreciation (depreciation) during the period	(93,136)	4,622	2,977	50,141

Net increase (decrease) in assets from operations	(83,951)	3,834	2,151	45,661

Changes from principal transactions:
Transfer of net premiums	7,083	6,139	10,532	12,864
Transfer on terminations	(18,722)	(3,562)	(11,994)	(25,801)
Transfer on policy loans	(12)	(1,012)	7	—
Net interfund transfers	1,041,636	882	(14,076)	(5,898)

Net increase (decrease) in assets from principal transactions	1,029,985	2,447	(15,531)	(18,835)

Total increase (decrease) in assets	946,034	6,281	(13,380)	26,826

Assets, beginning of period	33,255	26,974	384,712	357,886

Assets, end of period	$979,289	$33,255	$371,332	$384,712

(h)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0	All Cap Growth Trust Series 1	All Cap Value Trust Series 0
Year Ended Dec. 31/10 (h)	Year Ended Dec. 31/10 (h)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$23	$115	$1,574	$655

23	115	1,574	655

—	—	—	—
1,295	(5,156)	1,799	(1,149)

1,295	(5,156)	1,799	(1,149)
(876)	7,433	(32,008)	25,829

442	2,392	(28,635)	25,335

388	4,038	179,546	52,344
(571)	(1,669)	(19,251)	(14,506)
—	—	—	—
(9,939)	(56,267)	83,282	375

(10,122)	(53,898)	243,577	38,213

(9,680)	(51,506)	214,942	63,548

9,680	51,506	166,715	103,167

—	—	$381,657	$166,715

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Income:
Dividend income distribution	$825	$555	$2,110	$105

Net investment income (loss)	825	555	2,110	105

Realized gains (losses) on investments:
Capital gain distributions	—	—	130,430	2,266
Net realized gains (losses)	(4,337)	(7,791)	(4,004)	(17)

Realized gains (losses)	(4,337)	(7,791)	126,426	2,249
Unrealized appreciation (depreciation) during the period	681	32,680	(249,630)	2,000

Net increase (decrease) in assets from operations	(2,831)	25,444	(121,094)	4,354

Changes from principal transactions:
Transfer of net premiums	6,588	7,262	202,597	1,222
Transfer on terminations	(6,194)	(6,607)	(18,648)	(969)
Transfer on policy loans	(303)	(287)	—	—
Net interfund transfers	92,158	(6,415)	772,038	23,496

Net increase (decrease) in assets from principal transactions	92,249	(6,047)	955,987	23,749

Total increase (decrease) in assets	89,418	19,397	834,893	28,103

Assets, beginning of period	161,055	141,658	28,103	—

Assets, end of period	$250,473	$161,055	$862,996	$28,103

(n)	Fund available in prior year but no activity.
(b)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

See accompanying notes.

Sub-Account
American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (b)	Year Ended Dec. 31/10

$8,768	$5,650	$4,046	$3,438	—	$3,546

8,768	5,650	4,046	3,438	—	3,546

—	110	—	—	—	—
8,626	3,043	(2,520)	(6,694)	11,934	539

8,626	3,153	(2,520)	(6,694)	11,934	539
(6,238)	29,098	(5,848)	33,344	(5,722)	1,891

11,156	37,901	(4,322)	30,088	6,212	5,976

75,136	67,107	58,374	56,248	20,237	19,743
(54,147)	(26,912)	(44,004)	(30,398)	(11,860)	(11,038)
(57)	(393)	(1,550)	—	—	—
161,811	80,670	9,477	25,631	(150,242)	25,242

182,743	120,472	22,297	51,481	(141,865)	33,947

193,899	158,373	17,975	81,569	(135,653)	39,923

375,193	216,820	277,541	195,972	135,653	95,730

$569,092	$375,193	$295,516	$277,541	—	$135,653

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Growth Trust Series 1	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/11 (n)
Income:
Dividend income distribution	$133	$164

Net investment income (loss)	133	164

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(51)	(52)

Realized gains (losses)	(51)	(52)
Unrealized appreciation (depreciation) during the period	(966)	(2,649)

Net increase (decrease) in assets from operations	(884)	(2,537)

Changes from principal transactions:
Transfer of net premiums	2,210	138
Transfer on terminations	(895)	(390)
Transfer on policy loans	—	—
Net interfund transfers	14,446	19,181

Net increase (decrease) in assets from principal transactions	15,761	18,929

Total increase (decrease) in assets	14,877	16,392

Assets, beginning of period	—	—

Assets, end of period	$14,877	$16,392

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Growth Trust Series 1		American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (n)

$5,823	$4,305	$11,812	$10,441	$1,738

5,823	4,305	11,812	10,441	1,738

—	—	—	—	—
(47,823)	(66,818)	(4,589)	(13,833)	(39)

(47,823)	(66,818)	(4,589)	(13,833)	(39)
(144,022)	252,336	(26,504)	102,358	(1,954)

(186,022)	189,823	(19,281)	98,966	(255)

336,185	256,882	106,472	128,918	1,696
(163,179)	(143,271)	(193,842)	(77,534)	(1,450)
(18,360)	(10,392)	1,755	(1,834)	—
979,979	(25,101)	69,962	53,737	23,536

1,134,625	78,118	(15,653)	103,287	23,782

948,603	267,941	(34,934)	202,253	23,527

1,421,047	1,153,106	998,842	796,589	—

$2,369,650	$1,421,047	$963,908	$998,842	$23,527

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$20,762	$20,926	$2,482	$703

Net investment income (loss)	20,762	20,926	2,482	703

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(24,650)	(33,831)	2,908	(3,163)

Realized gains (losses)	(24,650)	(33,831)	2,908	(3,163)
Unrealized appreciation (depreciation) during the period	(207,940)	101,686	(20,666)	7,197

Net increase (decrease) in assets from operations	(211,828)	88,781	(15,276)	4,737

Changes from principal transactions:
Transfer of net premiums	262,525	217,005	14,229	3,547
Transfer on terminations	(115,953)	(115,769)	(15,369)	(6,141)
Transfer on policy loans	(16,319)	(14,431)	—	—
Net interfund transfers	64,324	317,762	124,057	(97,975)

Net increase (decrease) in assets from principal transactions	194,577	404,567	122,917	(100,569)

Total increase (decrease) in assets	(17,251)	493,348	107,641	(95,832)

Assets, beginning of period	1,349,296	855,948	64,457	160,289

Assets, end of period	$1,332,045	$1,349,296	$172,098	$64,457

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Balanced Trust Series 0		Balanced Trust Series 1		Blue Chip Growth Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$3,491	$65	$21	$11	$510	$1,491

3,491	65	21	11	510	1,491

1,286	16	8	—	—	—
10	70	3	—	145,076	66,925

1,296	86	11	—	145,076	66,925
(15,149)	219	(14)	1	(141,280)	177,119

(10,362)	370	18	12	4,306	245,535

187,366	2,312	347	—	519,619	262,336
(4,253)	(1,347)	(205)	(17)	(138,142)	(128,368)
—	—	—	—	(5,127)	—
65,045	6,125	—	1,433	892,565	106,866

248,158	7,090	142	1,416	1,268,915	240,834

237,796	7,460	160	1,428	1,273,221	486,369

8,127	667	1,428	—	2,054,232	1,567,863

$245,923	$8,127	$1,588	$1,428	$3,327,453	$2,054,232

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 1		Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (c)
Income:
Dividend income distribution	$49	$499	—

Net investment income (loss)	49	499	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	16,223	4,145	17

Realized gains (losses)	16,223	4,145	17
Unrealized appreciation (depreciation) during the period	(949)	89,555	—

Net increase (decrease) in assets from operations	15,323	94,199	17

Changes from principal transactions:
Transfer of net premiums	55,133	58,604	—
Transfer on terminations	(107,053)	(44,967)	(27)
Transfer on policy loans	(2,080)	(4,300)	—
Net interfund transfers	69,603	1,676	10

Net increase (decrease) in assets from principal transactions	15,603	11,013	(17)

Total increase (decrease) in assets	30,926	105,212	—

Assets, beginning of period	674,666	569,454	—

Assets, end of period	$705,592	$674,666	—

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Bond Trust Series 1	Brandes International Equity Trust		Business Opportunity Value Trust
Year Ended Dec. 31/11 (c)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$4,237	$911	$631	$54	$59

4,237	911	631	54	59

—	—	—	—	—
(2)	(6,313)	836	(62)	(130)

(2)	(6,313)	836	(62)	(130)
(2,898)	(3,691)	(1,236)	(840)	831

1,337	(9,093)	231	(848)	760

4,394	15,721	8,910	4,836	3,259
(2,258)	(2,878)	(2,775)	(1,491)	(1,070)
—	—	—	—	—
163,913	2,813	(9,318)	3,403	416

166,049	15,656	(3,183)	6,748	2,605

167,386	6,563	(2,952)	5,900	3,365

—	19,895	22,847	8,930	5,565

$167,386	$26,458	$19,895	$14,830	$8,930

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$203	$146	$230	$425

Net investment income (loss)	203	146	230	425

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,627	823	12,659	(533)

Realized gains (losses)	2,627	823	12,659	(533)
Unrealized appreciation (depreciation) during the period	(8,545)	8,185	(12,811)	35,348

Net increase (decrease) in assets from operations	(5,715)	9,154	78	35,240

Changes from principal transactions:
Transfer of net premiums	18,542	25,471	32,017	32,756
Transfer on terminations	(11,963)	(15,221)	(56,979)	(27,388)
Transfer on policy loans	—	—	3,166	(3,232)
Net interfund transfers	181,887	25,390	(86,267)	56,233

Net increase (decrease) in assets from principal transactions	188,466	35,640	(108,063)	58,369

Total increase (decrease) in assets	182,751	44,794	(107,985)	93,609

Assets, beginning of period	91,282	46,488	352,086	258,477

Assets, end of period	$274,033	$91,282	$244,101	$352,086

See accompanying notes.

Sub-Account
Capital Appreciation Value Trust Series 0		Core Allocation Plus Trust Series 0		Core Bond Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$7,859	$982	$6,889	$1,362	$5,325	$2,706

7,859	982	6,889	1,362	5,325	2,706

4,973	6,944	24,055	1,655	5,100	355
(146)	441	452	192	487	116

4,827	7,385	24,507	1,847	5,587	471
(7,504)	(1,315)	(52,929)	6,354	480	(1,631)

5,182	7,052	(21,533)	9,563	11,392	1,546

106,843	12,950	121,388	30,357	28,337	8,492
(21,572)	(4,513)	(19,651)	(5,049)	(8,290)	(2,873)
(22)	(15)	(20)	(14)	(14,654)	—
376,772	27,691	278,573	71,373	50,468	100,388

462,021	36,113	380,290	96,667	55,861	106,007

467,203	43,165	358,757	106,230	67,253	107,553

83,962	40,797	124,047	17,817	109,761	2,208

$551,165	$83,962	$482,804	$124,047	$177,014	$109,761

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (d)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$4,434	$3,426	$19,359	$13,387

Net investment income (loss)	4,434	3,426	19,359	13,387

Realized gains (losses) on investments:
Capital gain distributions	4,923	1,082	9,810	3,633
Net realized gains (losses)	409	343	56,393	323

Realized gains (losses)	5,332	1,425	66,203	3,956
Unrealized appreciation (depreciation) during the period	975	3,650	(57,677)	71,554

Net increase (decrease) in assets from operations	10,741	8,501	27,885	88,897

Changes from principal transactions:
Transfer of net premiums	—	2,337	134,330	8,154
Transfer on terminations	(3,667)	(3,398)	(31,197)	(25,195)
Transfer on policy loans	—	—	134,166	(2,178)
Net interfund transfers	10,402	—	(1,171,546)	16,689

Net increase (decrease) in assets from principal transactions	6,735	(1,061)	(934,247)	(2,530)

Total increase (decrease) in assets	17,476	7,440	(906,362)	86,367

Assets, beginning of period	128,333	120,893	906,362	819,995

Assets, end of period	$145,809	$128,333	—	$906,362

(d)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

Sub-Account
Core Strategy Trust Series 0		Disciplined Diversification Trust Series 0		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$87,190	$7,432	$9,240	$5,511	$33,279	$14,423

87,190	7,432	9,240	5,511	33,279	14,423

—	—	1,679	—	211,502	19,085
23,553	2,335	2,458	673	270,336	101,550

23,553	2,335	4,137	673	481,838	120,635
(169,640)	23,467	(21,046)	34,005	(1,025,528)	111,341

(58,897)	33,234	(7,669)	40,189	(510,411)	246,399

165,089	54,336	43,914	38,127	284,009	217,107
(110,851)	(26,973)	(23,888)	(17,092)	(44,640)	(44,342)
(37)	(512)	—	—	(91)	—
3,589,119	148,512	41,338	15,085	714,255	58,810

3,643,320	175,363	61,364	36,120	953,533	231,575

3,584,423	208,597	53,695	76,309	443,122	477,974

348,482	139,885	357,729	281,420	1,409,515	931,541

$3,932,905	$348,482	$411,424	$357,729	$1,852,637	$1,409,515

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$852	$795	$34,143	$19,738

Net investment income (loss)	852	795	34,143	19,738

Realized gains (losses) on investments:
Capital gain distributions	7,366	1,354	—	—
Net realized gains (losses)	(7,083)	266	75,783	65,325

Realized gains (losses)	283	1,620	75,783	65,325
Unrealized appreciation (depreciation) during the period	(19,048)	9,401	(161,977)	53,931

Net increase (decrease) in assets from operations	(17,913)	11,816	(52,051)	138,994

Changes from principal transactions:
Transfer of net premiums	5,754	58	329,677	215,492
Transfer on terminations	(2,898)	(1,961)	(103,842)	(111,447)
Transfer on policy loans	—	—	(994)	(4,640)
Net interfund transfers	(28,654)	58,345	567,521	(86,084)

Net increase (decrease) in assets from principal transactions	(25,798)	56,442	792,362	13,321

Total increase (decrease) in assets	(43,711)	68,258	740,311	152,315

Assets, beginning of period	69,386	1,128	1,094,709	942,394

Assets, end of period	$25,675	$69,386	$1,835,020	$1,094,709

See accompanying notes.

Sub-Account
Equity-Income Trust Series 1		Financial Services Trust Series 0		Financial Services Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$10,995	$6,610	$6,621	$905	$1,799	$375

10,995	6,610	6,621	905	1,799	375

—	—	—	—	—	—
20,347	(5,992)	23,171	(774)	(3,904)	(2,559)

20,347	(5,992)	23,171	(774)	(3,904)	(2,559)
(58,299)	48,756	(49,634)	25,373	(8,747)	15,786

(26,957)	49,374	(19,842)	25,504	(10,852)	13,602

88,508	44,783	156,245	38,372	867	6,364
(91,918)	(76,819)	(38,028)	(31,376)	(13,321)	(4,965)
2,246	(2,293)	(1,084)	(387)	—	—
249,160	(387)	(446)	(109,070)	(2,786)	(4,900)

247,996	(34,716)	116,687	(102,461)	(15,240)	(3,501)

221,039	14,658	96,845	(76,957)	(26,092)	10,101

368,113	353,455	259,280	336,237	123,250	113,149

$589,152	$368,113	$356,125	$259,280	$97,158	$123,250

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Income:
Dividend income distribution	$19,130	$5,316	—	$124

Net investment income (loss)	19,130	5,316	—	124

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,317	1,055	303	12

Realized gains (losses)	2,317	1,055	303	12
Unrealized appreciation (depreciation) during the period	(47,116)	3,907	(289)	289

Net increase (decrease) in assets from operations	(25,669)	10,278	14	425

Changes from principal transactions:
Transfer of net premiums	88,358	24,080	—	—
Transfer on terminations	(34,363)	(8,348)	—	(228)
Transfer on policy loans	(2,476)	—	—	—
Net interfund transfers	445,806	93,585	(3,434)	3,223

Net increase (decrease) in assets from principal transactions	497,325	109,317	(3,434)	2,995

Total increase (decrease) in assets	471,656	119,595	(3,420)	3,420

Assets, beginning of period	144,801	25,206	3,420	—

Assets, end of period	$616,457	$144,801	—	$3,420

(n)	Fund available in prior year but no activity.
(j)	Fund renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust Series 0		Fundamental All Cap Core Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/10

—	—	$12,104	$1,213	$9	$14

—	—	12,104	1,213	9	14

309	—	—	—	—	—
(239)	6	5,038	(2,166)	75	132

70	6	5,038	(2,166)	75	132
(430)	45	(96,984)	18,606	(125)	95

(360)	51	(79,842)	17,653	(41)	241

1,091	185	32,342	33,716	2,137	2,146
(242)	(60)	(36,299)	(15,758)	(2,270)	(2,134)
—	—	(10,812)	(9,500)	(90)	(60)
1,940	8	1,027,147	14,377	(365)	—

2,789	133	1,012,378	22,835	(588)	(48)

2,429	184	932,536	40,488	(629)	193

275	91	111,639	71,151	1,320	1,127

$2,704	$275	$1,044,175	$111,639	$691	$1,320

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,042	$14,126	$131	$224

Net investment income (loss)	2,042	14,126	131	224

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	87,631	1,211	(118)	(236)

Realized gains (losses)	87,631	1,211	(118)	(236)
Unrealized appreciation (depreciation) during the period	(78,898)	76,471	235	1,501

Net increase (decrease) in assets from operations	10,775	91,808	248	1,489

Changes from principal transactions:
Transfer of net premiums	21,774	204,149	1,148	1,021
Transfer on terminations	(12,004)	(20,587)	(1,058)	(659)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(849,054)	649,161	299	3,307

Net increase (decrease) in assets from principal transactions	(839,284)	832,723	389	3,669

Total increase (decrease) in assets	(828,509)	924,531	637	5,158

Assets, beginning of period	958,309	33,778	11,885	6,727

Assets, end of period	$129,800	$958,309	$12,522	$11,885

(p)	Fund renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(o)	Fund renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 0		Fundamental Value Trust Series 1		Global Bond Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$2,577	$12,612	$5,119	$6,385	$44,477	$20,634

2,577	12,612	5,119	6,385	44,477	20,634

—	—	—	—	—	—
154,325	12,157	17,823	9,423	(3,168)	(5,145)

154,325	12,157	17,823	9,423	(3,168)	(5,145)
(142,383)	136,639	(43,635)	56,203	16,115	32,886

14,519	161,408	(20,693)	72,011	57,424	48,375

80,160	280,324	66,232	64,042	61,876	48,865
(38,952)	(66,631)	(59,030)	(72,087)	(67,431)	(41,641)
(152)	—	(7,258)	(1,752)	(274)	(565)
(962,552)	610,303	18,815	(3,992)	56,937	189,765

(921,496)	823,996	18,759	(13,789)	51,108	196,424

(906,977)	985,404	(1,934)	58,222	108,532	244,799

1,196,553	211,149	610,130	551,908	610,575	365,776

$289,576	$1,196,553	$608,196	$610,130	$719,107	$610,575

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 1		Global Diversification Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (q)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$16,963	$9,615	$4,405	$1,733

Net investment income (loss)	16,963	9,615	4,405	1,733

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,548)	(3,872)	1,174	142

Realized gains (losses)	(4,548)	(3,872)	1,174	142
Unrealized appreciation (depreciation) during the period	11,402	20,449	(13,123)	4,396

Net increase (decrease) in assets from operations	23,817	26,192	(7,544)	6,271

Changes from principal transactions:
Transfer of net premiums	17,533	19,136	36,388	13,138
Transfer on terminations	(25,239)	(27,895)	(19,259)	(5,501)
Transfer on policy loans	—	—	(2,130)	—
Net interfund transfers	(19,158)	510	123,533	50,867

Net increase (decrease) in assets from principal transactions	(26,864)	(8,249)	138,532	58,504

Total increase (decrease) in assets	(3,047)	17,943	130,988	64,775

Assets, beginning of period	277,123	259,180	93,765	28,990

Assets, end of period	$274,076	$277,123	$224,753	$93,765

(q)	Fund renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Global Trust Series 0		Global Trust Series 1		Health Sciences Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,479	$994	$18,041	$11,682	—	—

1,479	994	18,041	11,682	—	—

—	—	—	—	1,814	—
(1,090)	(754)	7,213	(6,811)	6,723	2,154

(1,090)	(754)	7,213	(6,811)	8,537	2,154
(4,439)	4,923	(77,688)	56,321	6,031	2,508

(4,050)	5,163	(52,434)	61,192	14,568	4,662

14,842	15,990	148,866	155,076	30,652	18,760
(9,027)	(5,746)	(72,662)	(15,475)	(15,664)	(16,352)
—	—	(168)	(1,441)	(975)	(778)
(2,182)	4,509	—	(638)	29,432	(262,004)

3,633	14,753	76,036	137,522	43,445	(260,374)

(417)	19,916	23,602	198,714	58,013	(255,712)

65,634	45,718	790,323	591,609	114,424	370,136

$65,217	$65,634	$813,925	$790,323	$172,437	$114,424

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 1		High Yield Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	$197,662	$224,584

Net investment income (loss)	—	—	197,662	224,584

Realized gains (losses) on investments:
Capital gain distributions	2,159	—	—	—
Net realized gains (losses)	1,713	(1,230)	(65,203)	(3,792)

Realized gains (losses)	3,872	(1,230)	(65,203)	(3,792)
Unrealized appreciation (depreciation) during the period	14,462	24,953	(146,299)	(173,547)

Net increase (decrease) in assets from operations	18,334	23,723	(13,840)	47,245

Changes from principal transactions:
Transfer of net premiums	2,829	9,495	302,574	74,709
Transfer on terminations	(10,107)	(8,028)	(82,973)	(39,820)
Transfer on policy loans	(1,348)	(1,589)	(1,056)	(4,312)
Net interfund transfers	(1,073)	(81)	1,379,692	262,808

Net increase (decrease) in assets from principal transactions	(9,699)	(203)	1,598,237	293,385

Total increase (decrease) in assets	8,635	23,520	1,584,397	340,630

Assets, beginning of period	174,926	151,406	625,808	285,178

Assets, end of period	$183,561	$174,926	$2,210,205	$625,808

See accompanying notes.

Sub-Account
High Yield Trust Series 1		International Core Trust Series 0		International Core Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$17,921	$69,909	$16,461	$9,387	$1,918	$1,756

17,921	69,909	16,461	9,387	1,918	1,756

—	—	—	—	—	—
(7,616)	(3,063)	30,319	18,243	(14,281)	(10,265)

(7,616)	(3,063)	30,319	18,243	(14,281)	(10,265)
(9,090)	(47,307)	(95,255)	30,749	2,703	16,551

1,215	19,539	(48,475)	58,379	(9,660)	8,042

11,017	11,106	134,463	146,380	5,768	7,340
(10,366)	(15,158)	(25,175)	(69,843)	(23,927)	(18,804)
—	—	—	—	9	(1)
4,355	30,993	41,617	67,774	45	(158)

5,006	26,941	150,905	144,311	(18,105)	(11,623)

6,221	46,480	102,430	202,690	(27,765)	(3,581)

192,003	145,523	516,316	313,626	98,921	102,502

$198,224	$192,003	$618,746	$516,316	$71,156	$98,921

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 0		International Equity Index Trust A Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (k)	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$13,784	$8,854	$10,108	$6,217

Net investment income (loss)	13,784	8,854	10,108	6,217

Realized gains (losses) on investments:
Capital gain distributions	9,708	108,046	7,362	80,946
Net realized gains (losses)	(11,850)	(8,070)	(36,037)	(14,222)

Realized gains (losses)	(2,142)	99,976	(28,675)	66,724
Unrealized appreciation (depreciation) during the period	(72,585)	(69,338)	(26,989)	(41,503)

Net increase (decrease) in assets from operations	(60,943)	39,492	(45,556)	31,438

Changes from principal transactions:
Transfer of net premiums	40,444	17,258	19,313	20,417
Transfer on terminations	(32,034)	(19,049)	(11,174)	(15,643)
Transfer on policy loans	(846)	—	—	—
Net interfund transfers	12,463	377,730	(20,052)	202,011

Net increase (decrease) in assets from principal transactions	20,027	375,939	(11,913)	206,785

Total increase (decrease) in assets	(40,916)	415,431	(57,469)	238,223

Assets, beginning of period	415,431	—	316,976	78,753

Assets, end of period	$374,515	$415,431	$259,507	$316,976

(k)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
International Equity Index Trust B Series 0		International Opportunities Trust Series 0		International Opportunities Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$152,918	$34,841	$2,017	$20,748	$1,193	$2,116

152,918	34,841	2,017	20,748	1,193	2,116

—	—	—	—	—	—
(4,242)	(15,937)	181,047	(7,173)	(1,826)	(2,295)

(4,242)	(15,937)	181,047	(7,173)	(1,826)	(2,295)
(906,768)	145,318	(201,707)	188,276	(26,062)	20,493

(758,092)	164,222	(18,643)	201,851	(26,695)	20,314

480,059	320,243	42,440	232,854	11,862	25,028
(107,928)	(59,853)	(27,704)	(41,459)	(4,579)	(9,491)
(1,240)	(843)	(51)	(143)	—	—
2,786,954	287,128	(1,407,001)	948,853	1,336	301

3,157,845	546,675	(1,392,316)	1,140,105	8,619	15,838

2,399,753	710,897	(1,410,959)	1,341,956	(18,076)	36,152

1,563,604	852,707	1,683,669	341,713	161,165	125,013

$3,963,357	$1,563,604	$272,710	$1,683,669	$143,089	$161,165

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 0		International Small Company Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$17,544	$8,488	$1,097	$1,792

Net investment income (loss)	17,544	8,488	1,097	1,792

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	3,671	(273)	262	335

Realized gains (losses)	3,671	(273)	262	335
Unrealized appreciation (depreciation) during the period	(218,108)	54,400	(13,045)	11,799

Net increase (decrease) in assets from operations	(196,893)	62,615	(11,686)	13,926

Changes from principal transactions:
Transfer of net premiums	46,726	43,956	4,282	5,321
Transfer on terminations	(37,545)	(24,001)	(3,149)	(7,479)
Transfer on policy loans	(20,124)	(14,506)	(208)	(173)
Net interfund transfers	738,422	34,410	(5,505)	—

Net increase (decrease) in assets from principal transactions	727,479	39,859	(4,580)	(2,331)

Total increase (decrease) in assets	530,586	102,474	(16,266)	11,595

Assets, beginning of period	348,068	245,594	72,140	60,545

Assets, end of period	$878,654	$348,068	$55,874	$72,140

See accompanying notes.

Sub-Account
International Value Trust Series 0		International Value Trust Series 1		Investment Quality Bond Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$9,825	$15,763	$24,266	$16,479	$7,852	$16,721

9,825	15,763	24,266	16,479	7,852	16,721

—	—	—	—	—	—
(7,560)	7,434	(23,957)	(17,435)	14,904	1,154

(7,560)	7,434	(23,957)	(17,435)	14,904	1,154
(72,403)	14,428	(137,094)	73,767	(310)	955

(70,138)	37,625	(136,785)	72,811	22,446	18,830

69,854	37,497	161,395	177,807	17,399	16,601
(33,821)	(35,214)	(37,955)	(35,780)	(16,582)	(11,233)
(3)	(299)	247	122	(14,273)	—
(467,671)	408,238	(8,025)	(2,959)	(203,251)	67,831

(431,641)	410,222	115,662	139,190	(216,707)	73,199

(501,779)	447,847	(21,123)	212,001	(194,261)	92,029

828,160	380,313	883,441	671,440	323,517	231,488

$326,381	$828,160	$862,318	$883,441	$129,256	$323,517

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 1		Large Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$9,968	$13,382	—	$30

Net investment income (loss)	9,968	13,382	—	30

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,586)	(876)	3,683	77

Realized gains (losses)	(1,586)	(876)	3,683	77
Unrealized appreciation (depreciation) during the period	10,150	7,032	(4,060)	2,960

Net increase (decrease) in assets from operations	18,532	19,538	(377)	3,067

Changes from principal transactions:
Transfer of net premiums	3,702	5,781	4,390	3,049
Transfer on terminations	(44,555)	(39,618)	(7,419)	(1,478)
Transfer on policy loans	795	(1,846)	—	—
Net interfund transfers	4,670	1,538	20,171	6,199

Net increase (decrease) in assets from principal transactions	(35,388)	(34,145)	17,142	7,770

Total increase (decrease) in assets	(16,856)	(14,607)	16,765	10,837

Assets, beginning of period	258,119	272,726	16,291	5,454

Assets, end of period	$241,263	$258,119	$33,056	$16,291

(i)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Large Cap Trust Series 0		Large Cap Trust Series 1		Large Cap Value Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10

$4,817	$1,506	$1,019	$904	$2,417	$5,267

4,817	1,506	1,019	904	2,417	5,267

—	—	—	—	—	—
70,197	(2,764)	(8,602)	(4,189)	61,570	(13,790)

70,197	(2,764)	(8,602)	(4,189)	61,570	(13,790)
(19,235)	10,983	4,580	14,117	(27,762)	44,996

55,779	9,725	(3,003)	10,832	36,225	36,473

38,889	45,392	3,199	5,743	20,521	70,518
(38,028)	(15,600)	(22,416)	(10,034)	(22,789)	(55,103)
(174)	(260)	286	(143)	—	(3)
126,113	(226,049)	1	(8)	(493,880)	86,625

126,800	(196,517)	(18,930)	(4,442)	(496,148)	102,037

182,579	(186,792)	(21,933)	6,390	(459,923)	138,510

152,624	339,416	89,182	82,792	459,923	321,413

$335,203	$152,624	$67,249	$89,182	—	$459,923

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$1,196	$2,829	$94,974	$121,606

Net investment income (loss)	1,196	2,829	94,974	121,606

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	56,571	(48,501)	806,499	(671,524)

Realized gains (losses)	56,571	(48,501)	806,499	(671,524)
Unrealized appreciation (depreciation) during the period	(38,883)	65,921	(1,200,585)	1,360,528

Net increase (decrease) in assets from operations	18,884	20,249	(299,112)	810,610

Changes from principal transactions:
Transfer of net premiums	1,646	65,793	1,145,752	788,748
Transfer on terminations	(2,337)	(21,044)	(429,410)	(589,100)
Transfer on policy loans	—	—	(35,319)	(10,966)
Net interfund transfers	(265,428)	(128,190)	(2,179,637)	(3,453,549)

Net increase (decrease) in assets from principal transactions	(266,119)	(83,441)	(1,498,614)	(3,264,867)

Total increase (decrease) in assets	(247,235)	(63,192)	(1,797,726)	(2,454,257)

Assets, beginning of period	247,235	310,427	6,703,568	9,157,825

Assets, end of period	—	$247,235	$4,905,842	$6,703,568

(i)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$6,452	$6,033	$477,042	$459,306	$145,326	$115,610

6,452	6,033	477,042	459,306	145,326	115,610

—	—	—	—	—	—
(1,066)	(9,201)	532,824	(62,140)	(11,558)	(20,138)

(1,066)	(9,201)	532,824	(62,140)	(11,558)	(20,138)
(30,366)	52,482	(851,292)	1,282,313	(104,267)	371,815

(24,980)	49,314	158,574	1,679,479	29,501	467,287

42,152	60,173	2,211,779	2,630,089	46,432	55,456
(16,774)	(42,375)	(1,266,085)	(1,108,215)	(219,026)	(202,076)
840	(3,537)	(118,011)	(89,599)	(104)	(2,885)
(2)	(4)	(4,376,613)	4,199,736	500	29,515

26,216	14,257	(3,548,930)	5,632,011	(172,198)	(119,990)

1,236	63,571	(3,390,356)	7,311,490	(142,697)	347,297

340,892	277,321	17,243,464	9,931,974	4,400,961	4,053,664

$342,128	$340,892	$13,853,108	$17,243,464	$4,258,264	$4,400,961

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$90,827	$39,236	$5,764	$2,814

Net investment income (loss)	90,827	39,236	5,764	2,814

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	29,293	11,357	(272)	(402)

Realized gains (losses)	29,293	11,357	(272)	(402)
Unrealized appreciation (depreciation) during the period	(48,118)	31,590	(309)	5,778

Net increase (decrease) in assets from operations	72,002	82,183	5,183	8,190

Changes from principal transactions:
Transfer of net premiums	320,011	315,088	14,460	14,010
Transfer on terminations	(123,549)	(104,554)	(5,211)	(4,589)
Transfer on policy loans	(2,472)	(4,214)	(285)	(1,443)
Net interfund transfers	484,111	519,580	18,089	(238)

Net increase (decrease) in assets from principal transactions	678,101	725,900	27,053	7,740

Total increase (decrease) in assets	750,103	808,083	32,236	15,930

Assets, beginning of period	1,473,461	665,378	107,368	91,438

Assets, end of period	$2,223,564	$1,473,461	$139,604	$107,368

See accompanying notes.

Sub-Account
Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$540,940	$417,571	$47,134	$36,953	$568,673	$52,823

540,940	417,571	47,134	36,953	568,673	52,823

—	—	—	—	—	—
646,005	(1,007,864)	(12,016)	(26,479)	6,982	4,515

646,005	(1,007,864)	(12,016)	(26,479)	6,982	4,515
(1,131,905)	2,297,619	(63,446)	176,500	(783,452)	91,686

55,040	1,707,326	(28,328)	186,974	(207,797)	149,024

4,661,651	2,413,591	110,366	123,282	419,282	311,824
(2,091,808)	(1,483,864)	(78,435)	(114,366)	(460,663)	(202,240)
(281,269)	(26,014)	(479)	(3,180)	(476)	(719)
(1,596,398)	684,318	37,697	16,414	13,580,767	827,290

692,176	1,588,031	69,149	22,150	13,538,910	936,155

747,216	3,295,357	40,821	209,124	13,331,113	1,085,179

18,083,931	14,788,574	1,626,663	1,417,539	2,027,303	942,124

$18,831,147	$18,083,931	$1,667,484	$1,626,663	$15,358,416	$2,027,303

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$34,802	$23,689	$8,364	$16,633

Net investment income (loss)	34,802	23,689	8,364	16,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	25,033	—
Net realized gains (losses)	(1,700)	(2,532)	350,248	5,556

Realized gains (losses)	(1,700)	(2,532)	375,281	5,556
Unrealized appreciation (depreciation) during the period	(11,648)	67,018	(273,002)	254,444

Net increase (decrease) in assets from operations	21,454	88,175	110,643	276,633

Changes from principal transactions:
Transfer of net premiums	25,428	25,439	552,910	327,802
Transfer on terminations	(25,547)	(24,601)	(56,923)	(40,979)
Transfer on policy loans	—	—	(3,055)	(5,060)
Net interfund transfers	5,968	—	(1,377,103)	1,193,378

Net increase (decrease) in assets from principal transactions	5,849	838	(884,171)	1,475,141

Total increase (decrease) in assets	27,303	89,013	(773,528)	1,751,774

Assets, beginning of period	924,144	835,131	1,905,779	154,005

Assets, end of period	$951,447	$924,144	$1,132,251	$1,905,779

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 1		Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,508	$2,249	—	—	—	—

1,508	2,249	—	—	—	—

5,374	—	—	—	—	—
2,108	(6,690)	24,707	28,435	(1,704)	(10,347)

7,482	(6,690)	24,707	28,435	(1,704)	(10,347)
(11,685)	55,123	(89,490)	75,517	(24,869)	66,087

(2,695)	50,682	(64,783)	103,952	(26,573)	55,740

9,409	12,882	146,509	99,818	22,019	24,564
(31,257)	(17,931)	(46,103)	(51,257)	(23,920)	(42,795)
(5)	(412)	(19,104)	(15,111)	(563)	(1,168)
(2,908)	(8,431)	45,993	(25,031)	(737)	(2,900)

(24,761)	(13,892)	127,295	8,419	(3,201)	(22,299)

(27,456)	36,790	62,512	112,371	(29,774)	33,441

240,331	203,541	568,179	455,808	286,016	252,575

$212,875	$240,331	$630,691	$568,179	$256,242	$286,016

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust Series 0		Mid Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$6,572	$31,764	$1,728	$4,416

Net investment income (loss)	6,572	31,764	1,728	4,416

Realized gains (losses) on investments:
Capital gain distributions	—	4,952	—	806
Net realized gains (losses)	275,263	39,329	10,214	9,362

Realized gains (losses)	275,263	44,281	10,214	10,168
Unrealized appreciation (depreciation) during the period	(245,101)	150,429	(20,574)	17,158

Net increase (decrease) in assets from operations	36,734	226,474	(8,632)	31,742

Changes from principal transactions:
Transfer of net premiums	172,182	353,337	23,464	24,322
Transfer on terminations	(59,654)	(95,020)	(25,808)	(37,608)
Transfer on policy loans	(349)	(488)	(113)	(131)
Net interfund transfers	(985,267)	694,505	11,938	(46)

Net increase (decrease) in assets from principal transactions	(873,088)	952,334	9,481	(13,463)

Total increase (decrease) in assets	(836,354)	1,178,808	849	18,279

Assets, beginning of period	1,648,879	470,071	227,611	209,332

Assets, end of period	$812,525	$1,648,879	$228,460	$227,611

See accompanying notes.

Sub-Account
Money Market Trust B Series 0		Money Market Trust Series 1		Natural Resources Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

—	$3,099	—	—	$9,807	$14,570

—	3,099	—	—	9,807	14,570

7,554	—	1,035	16	—	—
—	—	—	—	298,917	(162,527)

7,554	—	1,035	16	298,917	(162,527)
—	—	—	—	(652,216)	461,828

7,554	3,099	1,035	16	(343,492)	313,871

14,953,920	12,292,186	143,959	35,944	353,459	216,994
(645,034)	(680,843)	(153,763)	(199,690)	(107,118)	(107,636)
(20,474)	(30,046)	1,992	1,159	(17,924)	(18,179)
(13,922,624)	(9,649,146)	19,113	(140,334)	(766,653)	571,772

365,788	1,932,151	11,301	(302,921)	(538,236)	662,951

373,342	1,935,250	12,336	(302,905)	(881,728)	976,822

8,162,330	6,227,080	1,438,933	1,741,838	2,468,009	1,491,187

$8,535,672	$8,162,330	$1,451,269	$1,438,933	$1,586,281	$2,468,009

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (w)
Income:
Dividend income distribution	$1,134	$1,217	$3,843

Net investment income (loss)	1,134	1,217	3,843

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(40,513)	(26,209)	(62,769)

Realized gains (losses)	(40,513)	(26,209)	(62,769)
Unrealized appreciation (depreciation) during the period	(11,744)	53,593	53,142

Net increase (decrease) in assets from operations	(51,123)	28,601	(5,784)

Changes from principal transactions:
Transfer of net premiums	10,993	11,136	8,617
Transfer on terminations	(9,761)	(8,964)	(6,805)
Transfer on policy loans	(81)	(74)	—
Net interfund transfers	13,667	(3,002)	(606,653)

Net increase (decrease) in assets from principal transactions	14,818	(904)	(604,841)

Total increase (decrease) in assets	(36,305)	27,697	(610,625)

Assets, beginning of period	216,262	188,565	610,625

Assets, end of period	$179,957	$216,262	—

(w)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(x)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Pacific Rim Trust Series 0	Pacific Rim Trust Series 1	Real Estate Securities Trust Series 0
Year Ended Dec. 31/10 (x)	Year Ended Dec. 31/10 (x)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,672	$846	$30,618	$22,112

1,672	846	30,618	22,112

—	—	—	—
10,354	(58,803)	56,017	13,981

10,354	(58,803)	56,017	13,981
(4,476)	62,066	54,788	214,415

7,550	4,109	141,423	250,508

6,191	1,862	350,029	234,903
(8,527)	(2,725)	(88,594)	(81,980)
—	—	(3,277)	(538)
(356,474)	(197,698)	296,801	388,374

(358,810)	(198,561)	554,959	540,759

(351,260)	(194,452)	696,382	791,267

351,260	194,452	1,343,174	551,907

—	—	$2,039,556	$1,343,174

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$5,947	$6,632	$31,037	$59,020

Net investment income (loss)	5,947	6,632	31,037	59,020

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(30,988)	(24,455)	(3,012)	855

Realized gains (losses)	(30,988)	(24,455)	(3,012)	855
Unrealized appreciation (depreciation) during the period	61,217	104,200	42,950	(22,855)

Net increase (decrease) in assets from operations	36,176	86,377	70,975	37,020

Changes from principal transactions:
Transfer of net premiums	15,712	31,438	90,821	74,974
Transfer on terminations	(23,474)	(16,912)	(38,543)	(46,654)
Transfer on policy loans	(4,529)	(368)	(1,365)	(540)
Net interfund transfers	(7,316)	(994)	272,422	92,887

Net increase (decrease) in assets from principal transactions	(19,607)	13,164	323,335	120,667

Total increase (decrease) in assets	16,569	99,541	394,310	157,687

Assets, beginning of period	388,985	289,444	543,299	385,612

Assets, end of period	$405,554	$388,985	$937,609	$543,299

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 1		Science & Technology Trust Series 0		Science & Technology Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,450	$3,788	—	—	—	—

1,450	3,788	—	—	—	—

—	—	—	—	—	—
(1,368)	(170)	4,784	9,299	18,802	5,225

(1,368)	(170)	4,784	9,299	18,802	5,225
4,393	(960)	(26,046)	27,688	(40,618)	49,659

4,475	2,658	(21,262)	36,987	(21,816)	54,884

2,021	3,239	37,207	23,512	23,258	27,505
(15,536)	(2,083)	(24,758)	(17,359)	(47,413)	(33,626)
—	—	(1,150)	(2,491)	(963)	(638)
14,435	48	34,480	(71,463)	(29,322)	5,904

920	1,204	45,779	(67,801)	(54,440)	(855)

5,395	3,862	24,517	(30,814)	(76,256)	54,029

34,110	30,248	224,965	255,779	272,650	218,621

$39,505	$34,110	$249,482	$224,965	$196,394	$272,650

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 0		Short Term Government Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bf)
Income:
Dividend income distribution	$12,862	$11,627	$8,190	$6,178

Net investment income (loss)	12,862	11,627	8,190	6,178

Realized gains (losses) on investments:
Capital gain distributions	1,916	180	827	98
Net realized gains (losses)	7,978	1,797	939	764

Realized gains (losses)	9,894	1,977	1,766	862
Unrealized appreciation (depreciation) during the period	(2,281)	533	(239)	850

Net increase (decrease) in assets from operations	20,475	14,137	9,717	7,890

Changes from principal transactions:
Transfer of net premiums	64,780	53,495	16,551	23,098
Transfer on terminations	(47,000)	(32,727)	(95,281)	(19,513)
Transfer on policy loans	(46)	(2,306)	44	(602)
Net interfund transfers	(323,593)	721,953	56,473	400,189

Net increase (decrease) in assets from principal transactions	(305,859)	740,415	(22,213)	403,172

Total increase (decrease) in assets	(285,384)	754,552	(12,496)	411,062

Assets, beginning of period	754,552	—	411,062	—

Assets, end of period	$469,168	$754,552	$398,566	$411,062

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Short-Term Bond Trust Series 0	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,930	—	—	—	—

1,930	—	—	—	—

—	3,631	—	345	—
844	12,643	6,584	4,938	344

844	16,274	6,584	5,283	344
1,211	(28,464)	17,409	(5,427)	3,746

3,985	(12,190)	23,993	(144)	4,090

2,298	48,783	25,216	2,065	2,301
(2,891)	(27,413)	(21,638)	(11,352)	(1,102)
(2)	(7,081)	(2,513)	—	—
(93,877)	22,904	(2,522)	681	(109)

(94,472)	37,193	(1,457)	(8,606)	1,090

(90,487)	25,003	22,536	(8,750)	5,180

90,487	130,819	108,283	22,471	17,291

—	$155,822	$130,819	$13,721	$22,471

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$8,087	$8,166	$1,280	$505

Net investment income (loss)	8,087	8,166	1,280	505

Realized gains (losses) on investments:
Capital gain distributions	2,996	—	469	—
Net realized gains (losses)	367,964	13,784	(1,192)	(6,672)

Realized gains (losses)	370,960	13,784	(723)	(6,672)
Unrealized appreciation (depreciation) during the period	(312,897)	292,871	(4,947)	30,671

Net increase (decrease) in assets from operations	66,150	314,821	(4,390)	24,504

Changes from principal transactions:
Transfer of net premiums	172,309	359,100	3,660	8,306
Transfer on terminations	(53,213)	(62,609)	(6,604)	(25,669)
Transfer on policy loans	(2,783)	(32)	(4)	(414)
Net interfund transfers	(1,531,763)	1,100,659	100	(447)

Net increase (decrease) in assets fromprincipal transactions	(1,415,450)	1,397,118	(2,848)	(18,224)

Total increase (decrease) in assets	(1,349,300)	1,711,939	(7,238)	6,280

Assets, beginning of period	1,974,975	263,036	114,197	107,917

Assets, end of period	$625,675	$1,974,975	$106,959	$114,197

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Value Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$70	—	$99	—	$2,467	$851

70	—	99	—	2,467	851

—	—	—	—	—	—
58,367	571	(709)	(2,384)	5,125	4,001

58,367	571	(709)	(2,384)	5,125	4,001
(5,784)	7,893	(2,331)	25,856	(4,135)	41,445

52,653	8,464	(2,941)	23,472	3,457	46,297

13,702	11,296	9,728	10,932	31,326	19,713
(18,378)	(4,539)	(5,034)	(8,262)	(17,545)	(14,053)
—	—	—	—	(2,759)	(283)
(23,197)	4,827	(889)	(1,819)	44,884	15,100

(27,873)	11,584	3,805	851	55,906	20,477

24,780	20,048	864	24,323	59,363	66,774

44,272	24,224	101,420	77,097	234,770	167,996

$69,052	$44,272	$102,284	$101,420	$294,133	$234,770

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 1		Small Company Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$278	$102	$2,246	$3,142

Net investment income (loss)	278	102	2,246	3,142

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	261	412	(2,943)	(5,707)

Realized gains (losses)	261	412	(2,943)	(5,707)
Unrealized appreciation (depreciation) during the period	(200)	5,969	(3,362)	49,901

Net increase (decrease) in assets from operations	339	6,483	(4,059)	47,336

Changes from principal transactions:
Transfer of net premiums	2,961	3,145	59,043	30,738
Transfer on terminations	(778)	(790)	(22,866)	(15,631)
Transfer on policy loans	—	—	(2)	(158)
Net interfund transfers	—	(915)	(619)	94,526

Net increase (decrease) in assets from principal transactions	2,183	1,440	35,556	109,475

Total increase (decrease) in assets	2,522	7,923	31,497	156,811

Assets, beginning of period	31,836	23,913	331,996	175,185

Assets, end of period	$34,358	$31,836	$363,493	$331,996

See accompanying notes.

Sub-Account
Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0		Smaller Company Growth Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,730	$3,978	—	—	—	—

1,730	3,978	—	—	—	—

—	—	—	7,743	—	666
(13,680)	(19,671)	144,382	2,210	3,193	1,671

(13,680)	(19,671)	144,382	9,953	3,193	2,337
7,407	69,363	(98,689)	105,550	(6,833)	7,502

(4,543)	53,670	45,693	115,503	(3,640)	9,839

26,766	52,698	10,634	9,778	1,180	3,170
(41,314)	(51,632)	(13,037)	(17,844)	(1,816)	(11,026)
180	(168)	(3,857)	(541)	278	302
9,760	(3,377)	(66,468)	5,894	(19,193)	(829)

(4,608)	(2,479)	(72,728)	(2,713)	(19,551)	(8,383)

(9,151)	51,191	(27,035)	112,790	(23,191)	1,456

306,459	255,268	588,313	475,523	43,717	42,261

$297,308	$306,459	$561,278	$588,313	$20,526	$43,717

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 0	Strategic Bond Trust Series 1
	Year Ended Dec. 31/10 (ab)	Year Ended Dec. 31/10 (ab)
Income:
Dividend income distribution	$6,131	$18,774

Net investment income (loss)	6,131	18,774

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	340	(9,628)

Realized gains (losses)	340	(9,628)
Unrealized appreciation (depreciation) during the period	(783)	11,470

Net increase (decrease) in assets from operations	5,688	20,616

Changes from principal transactions:
Transfer of net premiums	21,639	27,409
Transfer on terminations	(4,692)	(9,142)
Transfer on policy loans	—	(1,636)
Net interfund transfers	(65,095)	(204,476)

Net increase (decrease) in assets from principal transactions	(48,148)	(187,845)

Total increase (decrease) in assets	(42,460)	(167,229)

Assets, beginning of period	42,460	167,229

Assets, end of period	—	—

(ab)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(be)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1		Total Bond Market Trust B Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$57,417	$28,955	$30,334	$18,363	$8,899	$6,191

57,417	28,955	30,334	18,363	8,899	6,191

—	—	—	—	—	—
4,152	7,330	(7,581)	4,426	2,506	933

4,152	7,330	(7,581)	4,426	2,506	933
(54,477)	(6,958)	(18,374)	(13,831)	1,137	(787)

7,092	29,327	4,379	8,958	12,542	6,337

82,656	38,164	25,364	1,274	36,699	11,696
(37,441)	(14,063)	(13,743)	(24,164)	(44,114)	(15,264)
(393)	(365)	(456)	—	(2,311)	(5,025)
146,524	190,709	26,557	209,334	70,533	48,209

191,346	214,445	37,722	186,444	60,807	39,616

198,438	243,772	42,101	195,402	73,349	45,953

341,040	97,268	238,694	43,292	146,368	100,415

$539,478	$341,040	$280,795	$238,694	$219,717	$146,368

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 0		Total Return Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$71,718	$85,569	$30,553	$18,967

Net investment income (loss)	71,718	85,569	30,553	18,967

Realized gains (losses) on investments:
Capital gain distributions	55,239	76,792	26,691	13,342
Net realized gains (losses)	13,893	98,839	12,956	6,089

Realized gains (losses)	69,132	175,631	39,647	19,431
Unrealized appreciation (depreciation) during the period	(81,030)	(26,610)	(40,652)	16,146

Net increase (decrease) in assets from operations	59,820	234,590	29,548	54,544

Changes from principal transactions:
Transfer of net premiums	362,829	1,311,580	48,475	57,515
Transfer on terminations	(78,315)	(197,083)	(130,226)	(82,623)
Transfer on policy loans	(108)	(748)	(3)	(234)
Net interfund transfers	(96,957)	(2,402,887)	(60,824)	103,841

Net increase (decrease) in assets from principal transactions	187,449	(1,289,138)	(142,578)	78,499

Total increase (decrease) in assets	247,269	(1,054,548)	(113,030)	133,043

Assets, beginning of period	1,651,112	2,705,660	817,175	684,132

Assets, end of period	$1,898,381	$1,651,112	$704,145	$817,175

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1		U.S. Government Securities Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (aa)

$4,793	$3,640	$1,597	$1,558	$6,637

4,793	3,640	1,597	1,558	6,637

—	—	—	—	21,550
3,019	(1,288)	892	375	(12,463)

3,019	(1,288)	892	375	9,087
(7,150)	41,257	(2,027)	16,987	(244)

662	43,609	462	18,920	15,480

67,121	48,343	1,277	10,510	4,315
(31,462)	(21,621)	(5,192)	(4,888)	(13,826)
(3,023)	(4,658)	(5)	(412)	(78)
41,726	39,717	(835)	32	(672,775)

74,362	61,781	(4,755)	5,242	(682,364)

75,024	105,390	(4,293)	24,162	(666,884)

288,609	183,219	129,005	104,843	666,884

$363,633	$288,609	$124,712	$129,005	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 1	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/10 (bd)
Income:
Dividend income distribution	$4,177	$58,939

Net investment income (loss)	4,177	58,939

Realized gains (losses) on investments:
Capital gain distributions	13,896	49,105
Net realized gains (losses)	(17,381)	(89,678)

Realized gains (losses)	(3,485)	(40,573)
Unrealized appreciation (depreciation) during the period	8,812	(3,234)

Net increase (decrease) in assets from operations	9,504	15,132

Changes from principal transactions:
Transfer of net premiums	6,191	15,279
Transfer on terminations	(6,947)	(15,102)
Transfer on policy loans	—	(550)
Net interfund transfers	(411,507)	(160,218)

Net increase (decrease) in assets from principal transactions	(412,263)	(160,591)

Total increase (decrease) in assets	(402,759)	(145,459)

Assets, beginning of period	402,759	145,459

Assets, end of period	—	—

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(bd)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 1	Ultra Short Term Bond Trust Series 0	Utilities Trust Series 0
Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$11,500	$23	$55,245	$10,179

11,500	23	55,245	10,179

9,660	—	—	—
(19,140)	(1)	(5,149)	(18,235)

(9,480)	(1)	(5,149)	(18,235)
396	(27)	(50,799)	65,916

2,416	(5)	(703)	57,860

2,352	—	272,408	76,121
(906)	(293)	(61,365)	(51,258)
—	—	(13,625)	(11,079)
(27,683)	1,882	801,515	24,981

(26,237)	1,589	998,933	38,765

(23,821)	1,584	998,230	96,625

23,821	—	453,682	357,057

—	$1,584	$1,451,912	$453,682

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$3,213	$1,786	$1,941	$1,067

Net investment income (loss)	3,213	1,786	1,941	1,067

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(300)	(711)	9,109	4,886

Realized gains (losses)	(300)	(711)	9,109	4,886
Unrealized appreciation (depreciation) during the period	2,477	8,829	(11,177)	12,733

Net increase (decrease) in assets from operations	5,390	9,904	(127)	18,686

Changes from principal transactions:
Transfer of net premiums	2,655	2,780	36,574	38,014
Transfer on terminations	(3,780)	(3,393)	(13,888)	(8,229)
Transfer on policy loans	(129)	(109)	(10,883)	(9,822)
Net interfund transfers	59	(257)	40,538	5,103

Net increase (decrease) in assets from principal transactions	(1,195)	(979)	52,341	25,066

Total increase (decrease) in assets	4,195	8,925	52,214	43,752

Assets, beginning of period	81,064	72,139	113,505	69,753

Assets, end of period	$85,259	$81,064	$165,719	$113,505

See accompanying notes.

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$2,635	$2,666	$3,452,396	$2,520,467

2,635	2,666	3,452,396	2,520,467

—	—	554,802	424,298
(13,889)	(12,641)	4,764,093	(1,861,719)

(13,889)	(12,641)	5,318,895	(1,437,421)
9,669	63,758	(11,412,551)	10,373,193

(1,585)	53,783	(2,641,260)	11,456,239

4,874	7,718	34,076,672	27,602,836
(33,666)	(31,760)	(9,738,279)	(8,364,878)
278	(262)	(547,309)	(93,031)
(25,328)	(1,582)	562,539	(2,456,543)

(53,842)	(25,886)	24,353,623	16,688,384

(55,427)	27,897	21,712,363	28,144,623

279,615	251,718	113,804,716	85,660,093

$224,188	$279,615	$135,517,079	$113,804,716

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2011

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 122 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2011. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Trust’s Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Fundamental Holdings Trust Series 1	Fundamental Holdings Trust Series 1	October 31, 2011
American Global Diversification Trust Series 1	Global Diversification Trust Series 1	October 31, 2011
Optimized All Cap Trust	Fundamental All Cap Core Trust	June 27, 2011
Optimized Value Trust	Fundamental Large Cap Value Trust	June 27, 2011

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

The following sub-account of the Account was commenced as an investment option:

New Fund	Effective Date
Bond Trust	October 31, 2011

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
American Bond Trust Series 1	Bond Trust	October 31, 2011
Core Diversified Growth & Income Trust Series 1	Lifestyle Growth Trust	October 31, 2011
Large Cap Value Trust	Equity-Income Trust	May 2, 2011

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$135,517,079
Level 2	—
Level 3	—

$135,517,079

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$1,666,394	$604,010
500 Index Trust Series 1	62,534	39,635
Active Bond Trust Series 0	231,727	8,417
Active Bond Trust Series 1	27,781	29,621
All Cap Core Trust Series 0	1,058,749	17,922
All Cap Core Trust Series 1	12,755	24,367
All Cap Value Trust Series 0	282,592	37,442
All Cap Value Trust Series 1	98,652	5,578
Alpha Opportunities Trust Series 0	1,119,423	30,895
American Asset Allocation Trust Series 1	235,959	44,447
American Blue Chip Income and Growth Trust Series 1	59,328	32,985
American Bond Trust Series 1	71,666	213,532
American Global Growth Trust Series 1	16,241	347
American Global Small Capitalization Trust Series 1	19,473	380
American Growth Trust Series 1	1,403,173	262,724
American Growth-Income Trust Series 1	172,195	176,036
American High-Income Bond Trust Series 1	26,488	968
American International Trust Series 1	565,169	349,830
American New World Trust Series 1	171,225	45,827
Balanced Trust Series 0	255,772	2,837
Balanced Trust Series 1	376	205
Blue Chip Growth Trust Series 0	2,248,706	979,281
Blue Chip Growth Trust Series 1	120,246	104,594
Bond Trust Series 0	18,515	18,532
Bond Trust Series 1	172,204	1,918
Capital Appreciation Trust Series 0	204,079	15,408
Capital Appreciation Trust Series 1	25,747	133,580
Capital Appreciation Value Trust Series 0	490,601	15,747
Core Allocation Plus Trust Series 0	430,247	19,012
Core Bond Trust Series 0	107,979	41,693
Core Bond Trust Series 1	19,759	3,667
Core Diversified Growth & Income Trust Series 1	390,085	1,295,163
Core Strategy Trust Series 0	3,893,701	163,191
Disciplined Diversification Trust Series 0	98,170	25,886
Emerging Markets Value Trust Series 0	2,412,221	1,213,907
Emerging Markets Value Trust Series 1	13,854	31,434
Equity-Income Trust Series 0	1,156,001	329,495
Equity-Income Trust Series 1	351,470	92,479
Financial Services Trust Series 0	761,517	638,208
Financial Services Trust Series 1	4,024	17,464
Franklin Templeton Founding Allocation Trust Series 0	540,255	23,800
Franklin Templeton Founding Allocation Trust Series 1	—	3,434

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Fundamental All Cap Core Trust Series 0	$1,065,009	$40,528
Fundamental All Cap Core Trust Series 1	2,239	2,817
Fundamental Holdings Trust Series 1	77,998	915,241
Fundamental Large Cap Value Trust Series 0	1,515	995
Fundamental Value Trust Series 0	89,343	1,008,261
Fundamental Value Trust Series 1	88,515	64,637
Global Bond Trust Series 0	180,273	84,689
Global Bond Trust Series 1	40,188	50,089
Global Diversification Trust Series 1	161,679	18,742
Global Trust Series 0	17,380	12,268
Global Trust Series 1	165,925	71,848
Health Sciences Trust Series 0	63,486	18,228
Health Sciences Trust Series 1	4,820	12,360
High Yield Trust Series 0	1,961,176	165,277
High Yield Trust Series 1	33,739	10,813
International Core Trust Series 0	320,060	152,693
International Core Trust Series 1	6,209	22,396
International Equity Index Trust A Series 0	73,878	30,358
International Equity Index Trust A Series 1	38,103	32,547
International Equity Index Trust B Series 0	3,636,207	325,443
International Opportunities Trust Series 0	69,790	1,460,090
International Opportunities Trust Series 1	13,068	3,257
International Small Company Trust Series 0	859,883	114,860
International Small Company Trust Series 1	4,021	7,504
International Value Trust Series 0	101,855	523,670
International Value Trust Series 1	183,310	43,383
Investment Quality Bond Trust Series 0	65,311	274,165
Investment Quality Bond Trust Series 1	20,617	46,039
Large Cap Trust Series 0	1,988,490	1,856,873
Large Cap Trust Series 1	3,775	21,685
Large Cap Value Trust Series 0	29,830	523,561
Large Cap Value Trust Series 1	2,546	267,470
Lifestyle Aggressive Trust Series 0	2,373,791	3,777,432
Lifestyle Aggressive Trust Series 1	43,902	11,234
Lifestyle Balanced Trust Series 0	5,117,746	8,189,633
Lifestyle Balanced Trust Series 1	178,828	205,701
Lifestyle Conservative Trust Series 0	1,280,449	511,521
Lifestyle Conservative Trust Series 1	39,360	6,543
Lifestyle Growth Trust Series 0	13,533,881	12,300,765
Lifestyle Growth Trust Series 1	161,164	44,882
Lifestyle Moderate Trust Series 0	14,674,621	567,038
Lifestyle Moderate Trust Series 1	57,697	17,046

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Mid Cap Index Trust Series 0	$1,108,489	$1,959,263
Mid Cap Index Trust Series 1	17,501	35,381
Mid Cap Stock Trust Series 0	252,165	124,869
Mid Cap Stock Trust Series 1	17,761	20,961
Mid Value Trust Series 0	487,233	1,353,749
Mid Value Trust Series 1	39,274	28,065
Money Market Trust B Series 0	12,135,646	11,762,304
Money Market Trust Series 1	155,121	142,786
Natural Resources Trust Series 0	552,484	1,080,912
Natural Resources Trust Series 1	40,035	24,083
Real Estate Securities Trust Series 0	782,097	196,519
Real Estate Securities Trust Series 1	20,287	33,946
Real Return Bond Trust Series 0	461,579	107,206
Real Return Bond Trust Series 1	17,798	15,429
Science & Technology Trust Series 0	66,808	21,030
Science & Technology Trust Series 1	18,497	72,938
Short Term Government Income Trust Series 0	111,444	402,524
Short Term Government Income Trust Series 1	83,064	96,259
Small Cap Growth Trust Series 0	78,974	38,150
Small Cap Growth Trust Series 1	2,972	11,233
Small Cap Index Trust Series 0	681,238	2,085,603
Small Cap Index Trust Series 1	5,988	7,087
Small Cap Opportunities Trust Series 0	1,217,908	1,245,711
Small Cap Opportunities Trust Series 1	10,072	6,168
Small Cap Value Trust Series 0	88,446	30,071
Small Cap Value Trust Series 1	3,200	739
Small Company Value Trust Series 0	68,552	30,750
Small Company Value Trust Series 1	41,857	44,736
Smaller Company Growth Trust Series 0	496,394	569,122
Smaller Company Growth Trust Series 1	1,746	21,296
Strategic Income Opportunities Trust Series 0	306,094	57,330
Strategic Income Opportunities Trust Series 1	138,944	70,890
Total Bond Market Trust B Series 0	125,522	55,818
Total Return Trust Series 0	1,026,982	712,576
Total Return Trust Series 1	108,210	193,544
Total Stock Market Index Trust Series 0	112,313	33,157
Total Stock Market Index Trust Series 1	3,800	6,958
Ultra Short Term Bond Trust Series 0	2,103	492
Utilities Trust Series 0	1,119,259	65,081
Utilities Trust Series 1	4,581	2,563
Value Trust Series 0	79,396	25,115
Value Trust Series 1	6,519	57,726
All Asset Portfolio	155,383	24,629
Brandes International Equity Trust	135,184	118,617
Business Opportunity Value Trust	13,783	6,981
Frontier Capital Appreciation Trust	6,744	3,646
Large Cap Growth Trust	48,108	30,966

	$92,306,285	$63,945,459

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in ASC 855 - Subsequent Events (“ASC 855”), Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 30, 2012 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	79,667	87,318	38,794	16,278	7,938
Units issued	64,579	54,685	80,467	28,361	11,409
Units redeemed	(24,527)	(62,336)	(31,943)	(5,845)	(3,069)

Units, end of period	119,719	79,667	87,318	38,794	16,278

Unit value, end of period $	15.40 to 24.63	15.12 to 24.18	21.05	16.66	26.53
Assets, end of period $	2,948,519	1,914,656	1,828,011	638,383	416,002
Investment income ratio*	2.13%	1.59%	2.37%	3.17%	3.27%
Total return, lowest to highest**	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	39,433	41,188	51,111	63,192	70,520
Units issued	4,480	5,440	6,677	5,265	11,331
Units redeemed	(3,123)	(7,195)	(16,600)	(17,346)	(18,659)

Units, end of period	40,790	39,433	41,188	51,111	63,192

Unit value, end of period $	12.55	12.36	10.78	8.58	13.66
Assets, end of period $	511,779	487,092	444,037	438,252	862,934
Investment income ratio*	1.58%	1.40%	1.66%	0.72%	2.17%
Total return, lowest to highest**	1.57%	14.58%	25.74%	(37.21%)	4.90%

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,410	975	334	36	3
Units issued	3,631	1,681	707	334	56
Units redeemed	(141)	(1,246)	(66)	(36)	(23)

Units, end of period	4,900	1,410	975	334	36

Unit value, end of period $	60.42	57.02	50.05	40.09	44.78
Assets, end of period $	296,062	80,380	48,772	13,378	1,597
Investment income ratio*	11.40%	7.43%	8.48%	11.17%	12.84%
Total return, lowest to highest**	5.97%	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,969	13,951	20,634	26,667	26,454
Units issued	805	759	1,167	912	3,681
Units redeemed	(1,623)	(741)	(7,850)	(6,945)	(3,468)

Units, end of period	13,151	13,969	13,951	20,634	26,667

Unit value, end of period $	18.56	17.54	15.41	12.34	13.80
Assets, end of period $	244,014	244,979	214,909	254,685	367,917
Investment income ratio*	5.40%	7.62%	6.87%	5.25%	8.80%
Total return, lowest to highest**	5.81%	13.84%	24.81%	(10.53%)	4.05%

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/11 (bg)	Year Ended Dec. 31/10 (bg)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	10,032	9,068	2,123	1,425	1,251
Units issued	9,120	3,705	10,323	1,309	212
Units redeemed	(1,604)	(2,741)	(3,378)	(611)	(38)

Units, end of period	17,548	10,032	9,068	2,123	1,425

Unit value, end of period $	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01	16.72
Assets, end of period $	254,448	138,475	116,677	27,494	23,822
Investment income ratio*	7.29%	6.98%	7.71%	6.39%	7.35%
Total return, lowest to highest**	1.66%	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)	8.00%

(bg) Fund has no Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	2,836	2,602	1,325	1,243	—
Units issued	81,932	596	1,703	269	1,343
Units redeemed	(1,509)	(362)	(426)	(187)	(100)

Units, end of period	83,259	2,836	2,602	1,325	1,243

Unit value, end of period $	11.76	11.71	10.36	8.05	13.34
Assets, end of period $	979,289	33,255	26,974	10,683	16,581
Investment income ratio*	1.62%	1.18%	1.70%	1.85%	1.24%
Total return, lowest to highest**	0.40%	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%

(n) Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	38,944	40,951	34,833	33,933	12,178
Units issued	876	1,171	8,929	3,672	27,487
Units redeemed	(2,384)	(3,178)	(2,811)	(2,772)	(5,732)

Units, end of period	37,436	38,944	40,951	34,833	33,933

Unit value, end of period $	9.92	9.88	8.74	6.80	11.27
Assets, end of period $	371,332	384,712	357,886	236,967	382,354
Investment income ratio*	1.03%	1.07%	1.68%	1.73%	1.64%
Total return, lowest to highest**	0.42%	13.03%	28.46%	(39.63%)	2.66%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	11,363	8,332	5,913	3,188	788
Units issued	18,411	4,022	3,819	3,528	2,785
Units redeemed	(2,630)	(991)	(1,400)	(803)	(385)

Units, end of period	27,144	11,363	8,332	5,913	3,188

Unit value, end of period $	14.06	14.67	12.38	9.78	13.74
Assets, end of period $	381,657	166,715	103,167	57,842	43,799
Investment income ratio*	0.52%	0.51%	0.63%	1.17%	3.10%
Total return, lowest to highest**	(4.17%)	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,937	8,263	10,031	8,816	8,697
Units issued	5,225	333	501	1,490	331
Units redeemed	(277)	(659)	(2,269)	(275)	(212)

Units, end of period	12,885	7,937	8,263	10,031	8,816

Unit value, end of period $	19.44	20.29	17.15	13.54	19.02
Assets, end of period $	250,473	161,055	141,658	135,826	167,627
Investment income ratio*	0.48%	0.37%	0.52%	0.89%	1.79%
Total return, lowest to highest**	(4.21%)	18.35%	26.61%	(28.78%)	8.32%

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	1,887	—
Units issued	63,239	1,903
Units redeemed	(2,126)	(16)

Units, end of period	63,000	1,887

Unit value, end of period $	13.70	14.89
Assets, end of period $	862,996	28,103
Investment income ratio*	0.28%	0.96%
Total return, lowest to highest**	(8.02%)	16.98%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	37,305	24,158	157	—
Units issued	23,086	15,778	25,418	166
Units redeemed	(4,321)	(2,631)	(1,417)	(9)

Units, end of period	56,070	37,305	24,158	157

Unit value, end of period $	10.15	10.06	8.98	7.26
Assets, end of period $	569,092	375,193	216,820	1,139
Investment income ratio*	2.05%	2.00%	3.54%	11.12%
Total return, lowest to highest**	0.91%	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	21,367	16,759	12,019	8,000	4,332
Units issued	4,335	6,407	7,253	8,084	4,344
Units redeemed	(2,699)	(1,799)	(2,513)	(4,065)	(676)

Units, end of period	23,003	21,367	16,759	12,019	8,000

Unit value, end of period $	11.76 to 17.57	11.92 to 17.80	10.64	8.36 to 12.48	13.21 to 19.72
Assets, end of period $	295,516	277,541	195,972	110,055	121,308
Investment income ratio*	1.41%	1.51%	1.98%	4.88%	2.85%
Total return, lowest to highest**	(1.30%) to (1.29%)	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/11 (b)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	11,073	8,220	4,638	3,197	212
Units issued	5,818	3,725	6,680	2,390	5,686
Units redeemed	(16,891)	(872)	(3,098)	(949)	(2,701)

Units, end of period	—	11,073	8,220	4,638	3,197

Unit value, end of period $	12.42 to 15.52	11.92 to 14.89	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87
Assets, end of period $	—	135,653	95,730	46,626	35,476
Investment income ratio*	0.00%	3.09%	3.55%	10.75%	4.78%
Total return, lowest to highest**	4.23%	6.02%	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%

(b) Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

Sub-Account
American Global Growth Trust Series 1
Year Ended Dec. 31/11 (n)
Units, beginning of period	—
Units issued	1,660
Units redeemed	(37)

Units, end of period	1,623

Unit value, end of period $	9.17
Assets, end of period $	14,877
Investment income ratio*	2.45%
Total return, lowest to highest**	(9.24%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/11 (n)
Units, beginning of period	—
Units issued	2,046
Units redeemed	(44)

Units, end of period	2,002

Unit value, end of period $	8.19
Assets, end of period $	16,392
Investment income ratio*	2.24%
Total return, lowest to highest**	(19.43%)

(n) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	94,221	91,492	56,137	30,805	17,752
Units issued	97,231	59,196	50,848	36,483	20,581
Units redeemed	(16,349)	(56,467)	(15,493)	(11,151)	(7,528)

Units, end of period	175,103	94,221	91,492	56,137	30,805

Unit value, end of period $	12.86 to 19.36	13.48 to 20.30	11.40	8.21 to 12.36	14.71 to 22.15
Assets, end of period $	2,369,650	1,421,047	1,153,106	529,382	576,558
Investment income ratio*	0.27%	0.36%	0.34%	2.37%	1.18%
Total return, lowest to highest**	(4.63%) to (4.63%)	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	70,155	60,898	88,850	70,285	53,718
Units issued	12,692	14,882	65,625	25,724	21,660
Units redeemed	(10,917)	(5,625)	(93,577)	(7,159)	(5,093)

Units, end of period	71,930	70,155	60,898	88,850	70,285

Unit value, end of period $	11.62 to 17.35	11.87 to 17.72	10.69	8.17	13.20 to 19.70
Assets, end of period $	963,908	998,842	796,589	984,213	1,274,002
Investment income ratio*	1.19%	1.22%	0.74%	2.27%	3.13%
Total return, lowest to highest**	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%

Sub-Account
American High-Income Bond Trust Series 1
Year Ended Dec. 31/11 (n)
Units, beginning of period	—
Units issued	2,411
Units redeemed	(96)

Units, end of period	2,315

Unit value, end of period $	10.16
Assets, end of period $	23,527
Investment income ratio*	20.05%
Total return, lowest to highest**	1.46%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	76,308	51,505	42,851	26,925	11,401
Units issued	34,549	52,695	34,474	23,850	23,067
Units redeemed	(21,476)	(27,892)	(25,820)	(7,924)	(7,543)

Units, end of period	89,381	76,308	51,505	42,851	26,925

Unit value, end of period $	13.24 to 23.31	15.45 to 27.21	14.46	10.14 to 17.85	17.60 to 30.98
Assets, end of period $	1,332,045	1,349,296	855,948	528,085	608,090
Investment income ratio*	1.51%	1.97%	1.20%	4.52%	2.44%
Total return, lowest to highest**	(14.34%)	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	4,109	11,999	—
Units issued	11,580	3,543	12,025
Units redeemed	(2,883)	(11,433)	(26)

Units, end of period	12,806	4,109	11,999

Unit value, end of period $	13.44	15.69	13.36
Assets, end of period $	172,098	64,457	160,289
Investment income ratio*	2.18%	0.65%	7.30%
Total return, lowest to highest**	(14.33%)	17.43%	30.38% to 33.58%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	606	56	—
Units issued	17,732	774	69
Units redeemed	(210)	(224)	(13)

Units, end of period	18,128	606	56

Unit value, end of period $	13.57	13.41	11.91
Assets, end of period $	245,923	8,127	667
Investment income ratio*	2.14%	3.02%	3.47%
Total return, lowest to highest**	1.13%	12.63%	18.83% to 19.11%

(a) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	107	—
Units issued	26	108
Units redeemed	(15)	(1)

Units, end of period	118	107

Unit value, end of period $	13.54	13.40
Assets, end of period $	1,588	1,428
Investment income ratio*	1.47%	13.66%
Total return, lowest to highest**	1.01%	12.58%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	31,138	27,629	7,243	1,677	193
Units issued	32,665	14,495	24,326	6,570	3,090
Units redeemed	(14,086)	(10,986)	(3,940)	(1,004)	(1,606)

Units, end of period	49,717	31,138	27,629	7,243	1,677

Unit value, end of period $	66.93	65.97	56.75	39.69	69.05
Assets, end of period $	3,327,453	2,054,232	1,567,863	287,475	115,809
Investment income ratio*	0.02%	0.09%	0.20%	0.44%	1.03%
Total return, lowest to highest**	1.45%	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	52,381	51,352	58,485	58,223	59,046
Units issued	9,561	4,833	12,872	8,612	9,241
Units redeemed	(7,938)	(3,804)	(20,005)	(8,350)	(10,064)

Units, end of period	54,004	52,381	51,352	58,485	58,223

Unit value, end of period $	13.06	12.88	11.09	7.76	13.50
Assets, end of period $	705,592	674,666	569,454	453,858	786,228
Investment income ratio*	0.01%	0.08%	0.15%	0.32%	0.72%
Total return, lowest to highest**	1.44%	16.15%	42.89%	(42.53%)	12.75%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Bond Trust Series 0
Year Ended Dec. 31/11 (c)
Units, beginning of period	—
Units issued	1,851
Units redeemed	(1,851)

Units, end of period	—

Unit value, end of period $	10.08
Assets, end of period $	—
Investment income ratio*	0.00%
Total return, lowest to highest**	0.78%

(c) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

Sub-Account
Bond Trust Series 1
Year Ended Dec. 31/11 (c)
Units, beginning of period	—
Units issued	16,794
Units redeemed	(191)

Units, end of period	16,603

Unit value, end of period $	10.08
Assets, end of period $	167,386
Investment income ratio*	14.80%
Total return, lowest to highest**	0.82%

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	678	815	63	—
Units issued	4,422	712	824	71
Units redeemed	(4,056)	(849)	(72)	(8)

Units, end of period	1,044	678	815	63

Unit value, end of period $	25.33	29.30	28.01	22.36
Assets, end of period $	26,458	19,895	22,847	1,409
Investment income ratio*	2.86%	4.07%	5.05%	8.54%
Total return, lowest to highest**	(13.56%)	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)

(n) Fund available in prior year but no activity.

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	620	422	178	—
Units issued	956	276	310	202
Units redeemed	(502)	(78)	(66)	(24)

Units, end of period	1,074	620	422	178

Unit value, end of period $	13.81	14.41	13.18	10.58
Assets, end of period $	14,830	8,930	5,565	1,887
Investment income ratio*	0.39%	0.82%	1.03%	0.00%
Total return, lowest to highest**	(4.11%)	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	6,573	3,745	2,731	378	131
Units issued	14,224	3,932	2,202	3,114	307
Units redeemed	(1,082)	(1,104)	(1,188)	(761)	(60)

Units, end of period	19,715	6,573	3,745	2,731	378

Unit value, end of period $	13.90	13.88	12.41	8.72	13.89
Assets, end of period $	274,033	91,282	46,488	23,813	5,252
Investment income ratio*	0.15%	0.22%	0.34%	0.89%	0.54%
Total return, lowest to highest**	0.11%	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	24,852	20,403	18,768	17,812	16,776
Units issued	1,756	6,440	7,646	2,481	2,248
Units redeemed	(9,392)	(1,991)	(6,011)	(1,525)	(1,212)

Units, end of period	17,216	24,852	20,403	18,768	17,812

Unit value, end of period $	14.18	14.17	12.67	8.90	14.18
Assets, end of period $	244,101	352,086	258,477	167,094	252,611
Investment income ratio*	0.07%	0.14%	0.28%	0.48%	0.30%
Total return, lowest to highest**	0.07%	11.83%	42.28%	(37.22%)	11.61%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	7,785	4,309	—
Units issued	43,226	3,814	4,378
Units redeemed	(1,437)	(338)	(69)

Units, end of period	49,574	7,785	4,309

Unit value, end of period $	11.12	10.79	9.47
Assets, end of period $	551,165	83,962	40,797
Investment income ratio*	2.52%	1.96%	4.08%
Total return, lowest to highest**	3.09%	13.91%	19.68% to 30.98%

(n) Fund available in prior year but no activity.

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	12,952	2,056	25	—
Units issued	40,590	11,390	2,075	51
Units redeemed	(1,969)	(494)	(44)	(26)

Units, end of period	51,573	12,952	2,056	25

Unit value, end of period $	9.36	9.58	8.66	6.91
Assets, end of period $	482,804	124,047	17,817	177
Investment income ratio*	1.66%	1.64%	3.21%	11.56%
Total return, lowest to highest**	(2.26%)	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	8,084	174	5	123	—
Units issued	6,894	8,238	302	6	123
Units redeemed	(2,943)	(328)	(133)	(124)	—

Units, end of period	12,035	8,084	174	5	123

Unit value, end of period $	14.71	13.58	12.67	11.53	11.15
Assets, end of period $	177,014	109,761	2,208	53	1,367
Investment income ratio*	3.79%	5.76%	3.31%	3.98%	89.64%
Total return, lowest to highest**	8.32%	7.17%	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%

(n) Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,576	7,642	7,548	1,298	1,171
Units issued	578	138	330	6,360	174
Units redeemed	(207)	(204)	(236)	(110)	(47)

Units, end of period	7,947	7,576	7,642	7,548	1,298

Unit value, end of period $	18.35	16.94	15.82	14.39	13.93
Assets, end of period $	145,809	128,333	120,893	108,608	18,077
Investment income ratio*	3.31%	2.71%	2.42%	12.47%	7.20%
Total return, lowest to highest**	8.32%	7.08%	9.94%	3.29%	6.27%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11 (d)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	66,900	67,133	—
Units issued	26,418	2,204	135,689
Units redeemed	(93,318)	(2,437)	(68,556)

Units, end of period	—	66,900	67,133

Unit value, end of period $	13.88	13.55	12.21
Assets, end of period $	—	906,362	819,995
Investment income ratio*	2.19%	1.60%	6.77%
Total return, lowest to highest**	2.45%	10.92%	21.22% to 22.14%

(d) Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(ay) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust Series 1.

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (az)	Year Ended Dec. 31/08 (m)
Units, beginning of period	33,777	15,262	267	—
Units issued	362,230	23,078	32,585	274
Units redeemed	(15,499)	(4,563)	(17,590)	(7)

Units, end of period	380,508	33,777	15,262	267

Unit value, end of period $	10.34	10.32	9.17	7.52
Assets, end of period $	3,932,905	348,482	139,885	2,007
Investment income ratio*	2.63%	3.19%	3.19%	3.30%
Total return, lowest to highest**	0.19%	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(az) Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	34,328	30,638	70	—
Units issued	8,493	5,086	31,069	79
Units redeemed	(2,520)	(1,396)	(501)	(9)

Units, end of period	40,301	34,328	30,638	70

Unit value, end of period $	10.21	10.42	9.19	7.22
Assets, end of period $	411,424	357,729	281,420	505
Investment income ratio*	2.47%	1.82%	7.40%	3.08%
Total return, lowest to highest**	(2.04%)	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(m) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Units, beginning of period	98,617	80,233	2,347	22	—
Units issued	164,542	54,370	80,237	2,848	31
Units redeemed	(85,550)	(35,986)	(2,351)	(523)	(9)

Units, end of period	177,609	98,617	80,233	2,347	22

Unit value, end of period $	10.43	14.29	11.61	5.77	11.99
Assets, end of period $	1,852,637	1,409,515	931,541	13,528	262
Investment income ratio*	2.45%	1.38%	0.13%	6.06%	2.32%
Total return, lowest to highest**	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(f) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	3,889	77	—
Units issued	327	3,931	82
Units redeemed	(2,244)	(119)	(5)

Units, end of period	1,972	3,889	77

Unit value, end of period $	13.01	17.84	14.50
Assets, end of period $	25,675	69,386	1,128
Investment income ratio*	1.51%	2.32%	0.05%
Total return, lowest to highest**	(27.06%)	23.03%	101.12%

(n) Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	38,933	38,620	19,617	13,704	363
Units issued	38,362	18,265	34,992	12,580	23,890
Units redeemed	(11,533)	(17,952)	(15,989)	(6,667)	(10,549)

Units, end of period	65,762	38,933	38,620	19,617	13,704

Unit value, end of period $	27.90	28.12	24.40	19.40	30.29
Assets, end of period $	1,835,020	1,094,709	942,394	380,650	415,087
Investment income ratio*	2.22%	2.01%	2.39%	2.87%	3.42%
Total return, lowest to highest**	(0.76%)	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	21,579	23,852	34,606	34,921	27,570
Units issued	18,762	2,793	9,623	19,705	10,346
Units redeemed	(5,523)	(5,066)	(20,377)	(20,020)	(2,995)

Units, end of period	34,818	21,579	23,852	34,606	34,921

Unit value, end of period $	16.92	17.06	14.82	11.79	18.41
Assets, end of period $	589,152	368,113	353,455	407,905	642,765
Investment income ratio*	2.09%	1.86%	2.06%	2.47%	2.96%
Total return, lowest to highest**	(0.81%)	15.11%	25.72%	(35.96%)	3.35%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,850	20,156	5,401	3,330	38
Units issued	40,001	4,459	16,641	3,338	3,579
Units redeemed	(32,856)	(10,765)	(1,886)	(1,267)	(287)

Units, end of period	20,995	13,850	20,156	5,401	3,330

Unit value, end of period $	16.96	18.72	16.68	11.79	21.29
Assets, end of period $	356,125	259,280	336,237	63,662	70,882
Investment income ratio*	1.37%	0.32%	1.48%	1.21%	2.04%
Total return, lowest to highest**	(9.39%)	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,907	8,149	7,699	7,478	7,229
Units issued	147	807	1,904	781	1,398
Units redeemed	(1,166)	(1,049)	(1,454)	(560)	(1,149)

Units, end of period	6,888	7,907	8,149	7,699	7,478

Unit value, end of period $	14.10	15.59	13.89	9.82	17.74
Assets, end of period $	97,158	123,250	113,149	75,597	132,656
Investment income ratio*	1.61%	0.34%	0.75%	0.93%	1.22%
Total return, lowest to highest**	(9.51%)	12.26%	41.41%	(44.65%)	(6.81%)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	14,641	2,821	204	—
Units issued	51,040	12,964	2,762	228
Units redeemed	(2,428)	(1,144)	(145)	(24)

Units, end of period	63,253	14,641	2,821	204

Unit value, end of period $	9.75	9.89	8.93	6.79
Assets, end of period $	616,457	144,801	25,206	1,389
Investment income ratio*	4.91%	7.41%	6.77%	12.87%
Total return, lowest to highest**	(1.45%)	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	346	—
Units issued	—	364
Units redeemed	(346)	(18)

Units, end of period	—	346

Unit value, end of period $	9.74	9.88
Assets, end of period $	—	3,420
Investment income ratio*	0.00%	6.97%
Total return, lowest to highest**	(1.41%)	10.66%

(n) Fund available in prior year but no activity.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	6	2	31	—
Units issued	131	5	2	35
Units redeemed	(78)	(1)	(31)	(4)

Units, end of period	59	6	2	31

Unit value, end of period $	46.29	49.89	39.29	26.44
Assets, end of period $	2,704	275	91	825
Investment income ratio*	0.00%	0.15%	0.15%	0.00%
Total return, lowest to highest**	(7.22%)	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07 (n)
Units, beginning of period	9,318	7,099	6,594	722	—
Units issued	83,048	4,103	3,624	7,169	768
Units redeemed	(3,423)	(1,884)	(3,119)	(1,297)	(46)

Units, end of period	88,943	9,318	7,099	6,594	722

Unit value, end of period $	11.74	11.98	10.02	7.81	13.73
Assets, end of period $	1,044,175	111,639	71,151	51,490	9,907
Investment income ratio*	1.32%	1.35%	1.44%	1.40%	3.14%
Total return, lowest to highest**	(2.02%)	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%

(j)     Fund renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

(aj)   Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

(n)    Fund available in prior year but no activity.

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/11 (j)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07
Units, beginning of period	66	67	218	2,069	1,665
Units issued	110	119	723	623	499
Units redeemed	(140)	(120)	(874)	(2,474)	(95)

Units, end of period	36	66	67	218	2,069

Unit value, end of period $	19.80	20.22	16.91	13.19	23.21
Assets, end of period $	691	1,320	1,127	2,873	48,008
Investment income ratio*	0.75%	1.11%	0.28%	0.15%	1.29%
Total return, lowest to highest**	(2.08%)	19.55%	28.27%	(43.18%)	3.79%

(j)	Fund renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	72,846	2,833	—
Units issued	5,645	71,620	2,841
Units redeemed	(68,522)	(1,607)	(8)

Units, end of period	9,969	72,846	2,833

Unit value, end of period $	13.02	13.15	11.92
Assets, end of period $	129,800	958,309	33,778
Investment income ratio*	1.38%	3.14%	12.79%
Total return, lowest to highest**	(1.05%)	10.36%	18.47% to 19.20%

(p)    Fund renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

(a)    Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ak)	Year Ended Dec. 31/07
Units, beginning of period	1,107	711	635	645	383
Units issued	129	458	118	24	281
Units redeemed	(91)	(62)	(42)	(34)	(19)

Units, end of period	1,145	1,107	711	635	645

Unit value, end of period $	10.94	10.74	9.46	7.60	12.91
Assets, end of period $	12,522	11,885	6,727	4,826	8,331
Investment income ratio*	1.09%	2.55%	2.26%	2.63%	2.26%
Total return, lowest to highest**	1.90%	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)

(o)	Fund renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ak)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	100,018	19,978	12,508	14,098	77
Units issued	7,502	87,250	15,795	10,758	26,145
Units redeemed	(82,374)	(7,210)	(8,325)	(12,348)	(12,124)

Units, end of period	25,146	100,018	19,978	12,508	14,098

Unit value, end of period $	11.52	11.96	10.57	8.02	13.20
Assets, end of period $	289,576	1,196,553	211,149	100,275	186,091
Investment income ratio*	0.82%	2.00%	1.18%	1.07%	2.19%
Total return, lowest to highest**	(3.74%)	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	36,464	37,304	51,202	24,906	16,548
Units issued	5,148	3,423	3,228	37,966	10,471
Units redeemed	(3,836)	(4,263)	(17,126)	(11,670)	(2,113)

Units, end of period	37,776	36,464	37,304	51,202	24,906

Unit value, end of period $	16.10	16.73	14.79	11.23	18.50
Assets, end of period $	608,196	610,130	551,908	574,837	460,770
Investment income ratio*	0.86%	1.15%	0.87%	1.56%	1.72%
Total return, lowest to highest**	(3.78%)	13.10%	31.78%	(39.32%)	4.04%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	22,412	14,823	16,578	8,011	5,545
Units issued	4,734	9,135	24,214	9,818	3,005
Units redeemed	(2,948)	(1,546)	(25,969)	(1,251)	(539)

Units, end of period	24,198	22,412	14,823	16,578	8,011

Unit value, end of period $	29.72	27.24	24.68	21.38	22.37
Assets, end of period $	719,107	610,575	365,776	354,462	179,201
Investment income ratio*	6.68%	4.16%	9.15%	0.41%	7.93%
Total return, lowest to highest**	9.08%	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	14,516	14,975	21,752	22,161	19,361
Units issued	1,138	1,011	1,141	3,522	4,338
Units redeemed	(2,493)	(1,470)	(7,918)	(3,931)	(1,538)

Units, end of period	13,161	14,516	14,975	21,752	22,161

Unit value, end of period $	20.82	19.09	17.31	15.00	15.70
Assets, end of period $	274,076	277,123	259,180	326,232	347,952
Investment income ratio*	6.18%	3.58%	12.39%	0.57%	7.50%
Total return, lowest to highest**	9.08%	10.30%	15.39%	(4.48%)	9.64%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/11 (q)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	6,614	2,302	—
Units issued	11,703	4,740	2,303
Units redeemed	(1,364)	(428)	(1)

Units, end of period	16,953	6,614	2,302

Unit value, end of period $	13.26	14.18	12.59
Assets, end of period $	224,753	93,765	28,990
Investment income ratio*	3.07%	3.98%	49.21%
Total return, lowest to highest**	(6.49%)	12.57%	23.51% to 25.94%

(q)    Fund renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(a)    Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,566	4,180	6,917	4,197	2,705
Units issued	1,408	1,799	1,715	3,152	1,807
Units redeemed	(1,093)	(413)	(4,452)	(432)	(315)

Units, end of period	5,881	5,566	4,180	6,917	4,197

Unit value, end of period $	11.09	11.79	10.94	8.32	13.75
Assets, end of period $	65,217	65,634	45,718	57,546	57,695
Investment income ratio*	2.19%	1.91%	1.68%	2.48%	2.20%
Total return, lowest to highest**	(5.96%)	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	61,120	49,303	14,977	13,022	15,633
Units issued	11,042	13,256	43,211	2,650	1,996
Units redeemed	(5,200)	(1,439)	(8,885)	(695)	(4,607)

Units, end of period	66,962	61,120	49,303	14,977	13,022

Unit value, end of period $	12.15	12.93	12.00	9.13	15.11
Assets, end of period $	813,925	790,323	591,609	136,814	196,783
Investment income ratio*	2.08%	1.65%	4.69%	2.29%	2.27%
Total return, lowest to highest**	(6.00%)	7.76%	31.36%	(39.55%)	1.34%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	6,190	23,192	5,783	2,773	1,264
Units issued	3,130	3,034	20,674	5,272	2,035
Units redeemed	(890)	(20,036)	(3,265)	(2,262)	(526)

Units, end of period	8,430	6,190	23,192	5,783	2,773

Unit value, end of period $	20.45	18.48	15.96	12.11	17.26
Assets, end of period $	172,437	114,424	370,136	70,006	47,855
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.66%	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,361	7,371	11,054	11,458	10,045
Units issued	106	408	685	1,181	1,818
Units redeemed	(480)	(418)	(4,368)	(1,585)	(405)

Units, end of period	6,987	7,361	7,371	11,054	11,458

Unit value, end of period $	26.28	23.76	20.54	15.58	22.23
Assets, end of period $	183,561	174,926	151,406	172,259	254,704
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.57%	15.70%	31.81%	(29.90%)	17.67%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	38,750	20,085	25,611	16,740	10,763
Units issued	106,412	24,650	38,737	11,169	8,735
Units redeemed	(9,840)	(5,985)	(44,263)	(2,298)	(2,758)

Units, end of period	135,322	38,750	20,085	25,611	16,740

Unit value, end of period $	16.33	16.15	14.20	9.19	13.03
Assets, end of period $	2,210,205	625,808	285,178	235,348	218,136
Investment income ratio*	10.00%	56.47%	11.12%	11.61%	13.38%
Total return, lowest to highest**	1.14%	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	11,213	9,668	10,542	11,356	10,385
Units issued	886	2,428	1,151	936	1,736
Units redeemed	(625)	(883)	(2,025)	(1,750)	(765)

Units, end of period	11,474	11,213	9,668	10,542	11,356

Unit value, end of period $	17.27	17.11	15.04	9.73	13.81
Assets, end of period $	198,224	192,003	145,523	102,692	156,937
Investment income ratio*	8.79%	44.62%	11.71%	9.17%	13.17%
Total return, lowest to highest**	0.90%	13.78%	54.51%	(29.51%)	1.62%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	39,058	26,018	15,838	8,229	17
Units issued	23,871	24,641	31,640	10,546	14,581
Units redeemed	(11,177)	(11,601)	(21,460)	(2,937)	(6,369)

Units, end of period	51,752	39,058	26,018	15,838	8,229

Unit value, end of period $	11.96	13.22	12.05	10.16	16.55
Assets, end of period $	618,746	516,316	313,626	160,941	136,150
Investment income ratio*	3.03%	2.23%	2.54%	6.00%	2.85%
Total return, lowest to highest**	(9.55%)	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,935	9,009	7,100	6,950	9,008
Units issued	347	525	3,877	950	616
Units redeemed	(1,969)	(1,599)	(1,968)	(800)	(2,674)

Units, end of period	6,313	7,935	9,009	7,100	6,950

Unit value, end of period $	11.28	12.47	11.38	9.59	15.63
Assets, end of period $	71,156	98,921	102,502	68,092	108,588
Investment income ratio*	2.08%	1.84%	2.63%	5.34%	1.97%
Total return, lowest to highest**	(9.57%)	9.58%	18.64%	(38.62%)	11.42%

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (k)
Units, beginning of period	37,505	—
Units issued	4,777	41,093
Units redeemed	(2,869)	(3,588)

Units, end of period	39,413	37,505

Unit value, end of period $	9.50	11.08
Assets, end of period $	374,515	415,431
Investment income ratio*	3.38%	2.37%
Total return, lowest to highest**	(14.21%)	10.76%

(k) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	14,956	4,119	5,833	4,570	6,380
Units issued	1,047	11,597	333	1,480	2,071
Units redeemed	(1,726)	(760)	(2,047)	(217)	(3,881)

Units, end of period	14,277	14,956	4,119	5,833	4,570

Unit value, end of period $	18.18	21.19	19.11	13.87	25.00
Assets, end of period $	259,507	316,976	78,753	80,892	114,279
Investment income ratio*	3.28%	2.86%	12.56%	2.43%	3.92%
Total return, lowest to highest**	(14.24%)	10.87%	37.85%	(44.54%)	15.42%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	38,114	23,162	5,553	3,143	683
Units issued	82,664	17,369	18,556	3,847	2,948
Units redeemed	(8,453)	(2,417)	(947)	(1,437)	(488)

Units, end of period	112,325	38,114	23,162	5,553	3,143

Unit value, end of period $	35.28	41.02	36.81	26.52	47.69
Assets, end of period $	3,963,357	1,563,604	852,707	147,285	149,880
Investment income ratio*	4.79%	2.96%	6.68%	3.57%	5.34%
Total return, lowest to highest**	(13.99%)	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	117,530	27,134	19,228	12,088	7,441
Units issued	5,277	96,722	43,729	8,867	6,627
Units redeemed	(100,167)	(6,326)	(35,823)	(1,727)	(1,980)

Units, end of period	22,640	117,530	27,134	19,228	12,088

Unit value, end of period $	12.05	14.33	12.59	9.16	18.51
Assets, end of period $	272,710	1,683,669	341,713	176,120	223,721
Investment income ratio*	0.41%	2.76%	1.74%	1.71%	1.79%
Total return, lowest to highest**	(15.91%)	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	9,034	7,959	7,947	7,946	1,532
Units issued	700	1,306	1,616	765	7,316
Units redeemed	(195)	(231)	(1,604)	(764)	(902)

Units, end of period	9,539	9,034	7,959	7,947	7,946

Unit value, end of period $	15.00	17.84	15.71	11.42	23.10
Assets, end of period $	143,089	161,165	125,013	90,752	183,534
Investment income ratio*	0.77%	1.57%	1.06%	1.32%	1.83%
Total return, lowest to highest**	(15.92%)	13.58%	37.55%	(50.56%)	20.10%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	28,843	24,956	—
Units issued	68,494	8,832	26,279
Units redeemed	(10,473)	(4,945)	(1,323)

Units, end of period	86,864	28,843	24,956

Unit value, end of period $	10.12	12.07	9.84
Assets, end of period $	878,654	348,068	245,594
Investment income ratio*	1.82%	2.90%	0.79%
Total return, lowest to highest**	(16.18%)	22.62%	(1.59%)

(ax) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	5,981	6,159	—
Units issued	246	392	6,197
Units redeemed	(697)	(570)	(38)

Units, end of period	5,530	5,981	6,159

Unit value, end of period $	10.10	12.06	9.83
Assets, end of period $	55,874	72,140	60,545
Investment income ratio*	1.60%	2.80%	0.79%
Total return, lowest to highest**	(16.23%)	22.70%	(1.70%)

(ax) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	61,670	30,587	9,516	6,077	2,492
Units issued	7,031	66,946	22,519	5,367	6,247
Units redeemed	(40,832)	(35,863)	(1,448)	(1,928)	(2,662)

Units, end of period	27,869	61,670	30,587	9,516	6,077

Unit value, end of period $	11.71	13.43	12.43	9.15	15.95
Assets, end of period $	326,381	828,160	380,313	87,033	96,901
Investment income ratio*	1.69%	2.42%	3.06%	4.57%	4.31%
Total return, lowest to highest**	(12.80%)	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	42,358	34,764	14,922	17,675	18,705
Units issued	7,317	9,213	26,779	1,949	3,518
Units redeemed	(2,233)	(1,619)	(6,937)	(4,702)	(4,548)

Units, end of period	47,442	42,358	34,764	14,922	17,675

Unit value, end of period $	18.18	20.86	19.32	14.23	24.81
Assets, end of period $	862,318	883,441	671,440	212,254	438,521
Investment income ratio*	2.49%	2.07%	5.37%	3.32%	4.27%
Total return, lowest to highest**	(12.85%)	7.98%	35.77%	(42.66%)	9.52%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	24,390	18,767	16,199	1,192	1,070
Units issued	4,092	8,263	3,085	15,322	334
Units redeemed	(19,463)	(2,640)	(517)	(315)	(212)

Units, end of period	9,019	24,390	18,767	16,199	1,192

Unit value, end of period $	14.33	13.26	12.33	10.97	11.15
Assets, end of period $	129,256	323,517	231,488	177,718	13,287
Investment income ratio*	2.78%	5.97%	5.26%	14.51%	9.33%
Total return, lowest to highest**	8.06%	7.54%	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,459	15,281	20,496	27,112	26,647
Units issued	541	379	594	898	2,980
Units redeemed	(2,359)	(2,201)	(5,809)	(7,514)	(2,515)

Units, end of period	11,641	13,459	15,281	20,496	27,112

Unit value, end of period $	20.72	19.18	17.85	15.87	16.14
Assets, end of period $	241,263	258,119	272,726	325,300	437,622
Investment income ratio*	4.12%	4.99%	4.69%	5.64%	9.08%
Total return, lowest to highest**	8.07%	7.46%	12.45%	(1.68%)	6.21%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ba)	Year Ended Dec. 31/08 (n)
Units, beginning of period	576	237	101	—
Units issued	1,688	417	189	114
Units redeemed	(1,086)	(78)	(53)	(13)

Units, end of period	1,178	576	237	101

Unit value, end of period $	28.04	28.27	22.97	16.72
Assets, end of period $	33,056	16,291	5,454	1,684
Investment income ratio*	0.00%	0.31%	0.82%	0.00%
Total return, lowest to highest**	(0.80%)	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)

(ba) Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust. (n) Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,057	33,057	1,560	103	—
Units issued	163,536	10,840	31,930	2,182	127
Units redeemed	(147,322)	(30,840)	(433)	(725)	(24)

Units, end of period	29,271	13,057	33,057	1,560	103

Unit value, end of period $	11.45	11.69	10.27	7.84	12.96
Assets, end of period $	335,203	152,624	339,416	12,232	1,339
Investment income ratio*	0.61%	0.61%	7.76%	4.26%	1.88%
Total return, lowest to highest**	(2.02%)	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	6,120	6,462	8,825	12,299	1,132
Units issued	188	393	858	1,476	12,344
Units redeemed	(1,596)	(735)	(3,221)	(4,950)	(1,177)

Units, end of period	4,712	6,120	6,462	8,825	12,299

Unit value, end of period $	14.27	14.58	12.81	9.79	16.19
Assets, end of period $	67,249	89,182	82,792	86,413	199,133
Investment income ratio*	1.23%	1.08%	1.89%	1.15%	0.92%
Total return, lowest to highest**	(2.06%)	13.75%	30.85%	(39.52%)	1.40%

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	41,996	32,274	48,590	29,054	18,023
Units issued	2,396	21,286	65,591	26,674	16,231
Units redeemed	(44,392)	(11,564)	(81,907)	(7,138)	(5,200)

Units, end of period	—	41,996	32,274	48,590	29,054

Unit value, end of period $	11.80	10.95	9.96	9.00	14.03
Assets, end of period $	—	459,923	321,413	437,140	407,689
Investment income ratio*	1.55%	1.48%	1.51%	1.99%	1.19%
Total return, lowest to highest**	7.80%	9.97%	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%

(i)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	11,680	16,119	16,057	7,285	9,737
Units issued	61	2,754	7,133	10,527	1,449
Units redeemed	(11,741)	(7,193)	(7,071)	(1,755)	(3,901)

Units, end of period	—	11,680	16,119	16,057	7,285

Unit value, end of period $	22.81	21.17	19.26	17.41	27.16
Assets, end of period $	—	247,235	310,427	279,502	197,865
Investment income ratio*	1.45%	1.19%	1.65%	1.98%	0.89%
Total return, lowest to highest**	7.75%	9.91%	10.63%	(35.91%)	4.38%

(i) Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	504,312	802,573	573,191	102,974	14,198
Units issued	171,543	82,576	288,873	503,960	108,697
Units redeemed	(281,304)	(380,837)	(59,491)	(33,743)	(19,921)

Units, end of period	394,551	504,312	802,573	573,191	102,974

Unit value, end of period $	12.43	13.29	11.41	8.41	14.50
Assets, end of period $	4,905,842	6,703,568	9,157,825	4,820,115	1,492,978
Investment income ratio*	1.85%	1.57%	1.28%	3.05%	8.15%
Total return, lowest to highest**	(6.46%)	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	23,381	22,149	23,308	13,259	14,854
Units issued	2,499	4,231	8,806	11,462	6,576
Units redeemed	(781)	(2,999)	(9,965)	(1,413)	(8,171)

Units, end of period	25,099	23,381	22,149	23,308	13,259

Unit value, end of period $	13.63	14.58	12.52	9.23	15.91
Assets, end of period $	342,128	340,892	277,321	215,166	210,999
Investment income ratio*	1.80%	1.99%	0.94%	2.40%	8.45%
Total return, lowest to highest**	(6.50%)	16.45%	35.62%	(41.99%)	8.56%

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,301,355	837,827	570,851	387,319	137,786
Units issued	345,463	550,331	384,712	504,994	289,926
Units redeemed	(608,315)	(86,803)	(117,736)	(321,462)	(40,393)

Units, end of period	1,038,503	1,301,355	837,827	570,851	387,319

Unit value, end of period $	13.34	13.25	11.85	9.06	13.19
Assets, end of period $	13,853,108	17,243,464	9,931,974	5,169,712	5,107,767
Investment income ratio*	3.79%	3.50%	5.27%	5.03%	9.46%
Total return, lowest to highest**	0.67%	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	249,006	256,294	253,510	262,330	267,166
Units issued	1,924	2,992	23,124	2,773	2,509
Units redeemed	(11,489)	(10,280)	(20,340)	(11,593)	(7,345)

Units, end of period	239,441	249,006	256,294	253,510	262,330

Unit value, end of period $	17.79	17.68	15.82	12.10	17.61
Assets, end of period $	4,258,264	4,400,961	4,053,664	3,066,613	4,618,822
Investment income ratio*	3.33%	2.78%	4.49%	3.32%	7.59%
Total return, lowest to highest**	0.63%	11.75%	30.76%	(31.30%)	6.47%

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	111,014	54,770	11,323	6,340	5,018
Units issued	87,150	63,991	63,564	6,745	11,135
Units redeemed	(37,497)	(7,747)	(20,117)	(1,762)	(9,813)

Units, end of period	160,667	111,014	54,770	11,323	6,340

Unit value, end of period $	13.84	13.27	12.15	9.99	11.81
Assets, end of period $	2,223,564	1,473,461	665,378	113,099	74,882
Investment income ratio*	5.16%	3.98%	9.89%	5.53%	10.77%
Total return, lowest to highest**	4.27%	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,741	5,335	24,145	24,166	21,148
Units issued	1,761	763	894	1,006	5,725
Units redeemed	(341)	(357)	(19,704)	(1,027)	(2,707)

Units, end of period	7,161	5,741	5,335	24,145	24,166

Unit value, end of period $	19.50	18.71	17.14	14.09	16.68
Assets, end of period $	139,604	107,368	91,438	340,083	403,143
Investment income ratio*	4.70%	2.91%	2.55%	4.40%	7.91%
Total return, lowest to highest**	4.23%	9.13%	21.71%	(15.56%)	5.37%

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,374,170	1,270,440	897,691	525,334	204,103
Units issued	968,939	566,038	479,069	459,672	384,810
Units redeemed	(889,610)	(462,308)	(106,320)	(87,315)	(63,579)

Units, end of period	1,453,499	1,374,170	1,270,440	897,691	525,334

Unit value, end of period $	12.96	13.16	11.64	8.73	13.76
Assets, end of period $	18,831,147	18,083,931	14,788,574	7,838,028	7,227,113
Investment income ratio*	2.82%	2.84%	4.01%	3.35%	8.66%
Total return, lowest to highest**	(1.55%)	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	101,677	100,138	100,452	108,928	117,981
Units issued	7,046	6,832	8,782	22,074	12,615
Units redeemed	(2,798)	(5,293)	(9,096)	(30,550)	(21,668)

Units, end of period	105,925	101,677	100,138	100,452	108,928

Unit value, end of period $	15.74	16.00	14.16	10.62	16.75
Assets, end of period $	1,667,484	1,626,663	1,417,539	1,066,797	1,824,691
Investment income ratio*	2.81%	2.47%	3.40%	2.45%	7.43%
Total return, lowest to highest**	(1.60%)	13.02%	33.31%	(36.60%)	7.53%

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	153,964	79,197	64,876	44,829	8,892
Units issued	1,027,707	88,997	47,142	29,124	45,475
Units redeemed	(42,292)	(14,230)	(32,821)	(9,077)	(9,538)

Units, end of period	1,139,379	153,964	79,197	64,876	44,829

Unit value, end of period $	13.48	13.17	11.90	9.35	12.33
Assets, end of period $	15,358,416	2,027,303	942,124	606,807	552,888
Investment income ratio*	5.20%	3.87%	6.04%	4.55%	8.62%
Total return, lowest to highest**	2.38%	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	51,917	51,867	42,377	42,145	41,866
Units issued	1,259	1,001	10,587	1,138	1,114
Units redeemed	(941)	(951)	(1,097)	(906)	(835)

Units, end of period	52,235	51,917	51,867	42,377	42,145

Unit value, end of period $	18.22	17.80	16.10	12.65	16.70
Assets, end of period $	951,447	924,144	835,131	536,162	703,757
Investment income ratio*	3.67%	2.72%	5.08%	4.10%	7.68%
Total return, lowest to highest**	2.33%	10.55%	27.26%	(24.23%)	5.29%

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	115,650	11,782	41,283	30,551	23,644
Units issued	63,595	107,379	78,745	14,028	8,151
Units redeemed	(109,031)	(3,511)	(108,246)	(3,296)	(1,244)

Units, end of period	70,214	115,650	11,782	41,283	30,551

Unit value, end of period $	16.13	16.48	13.07	9.56	15.02
Assets, end of period $	1,132,251	1,905,779	154,005	394,657	458,910
Investment income ratio*	0.62%	2.22%	0.64%	1.19%	1.53%
Total return, lowest to highest**	(2.14%)	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	9,539	10,178	12,269	6,042	5,958
Units issued	440	562	994	6,691	1,073
Units redeemed	(1,335)	(1,201)	(3,085)	(464)	(989)

Units, end of period	8,644	9,539	10,178	12,269	6,042

Unit value, end of period $	24.63	25.19	20.00	14.62	22.99
Assets, end of period $	212,875	240,331	203,541	179,393	138,936
Investment income ratio*	0.67%	1.05%	1.04%	1.04%	1.35%
Total return, lowest to highest**	(2.25%)	25.98%	36.76%	(36.41%)	7.51%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	12,671	12,510	9,511	7,246	1,424
Units issued	5,515	4,725	7,805	5,939	9,966
Units redeemed	(2,702)	(4,564)	(4,806)	(3,674)	(4,144)

Units, end of period	15,484	12,671	12,510	9,511	7,246

Unit value, end of period $	40.73	44.84	36.43	27.71	49.27
Assets, end of period $	630,691	568,179	455,808	263,601	357,025
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.01%
Total return, lowest to highest**	(9.16%)	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,851	15,055	18,269	14,523	16,298
Units issued	822	1,118	1,670	4,794	1,154
Units redeemed	(1,006)	(2,322)	(4,884)	(1,048)	(2,929)

Units, end of period	13,667	13,851	15,055	18,269	14,523

Unit value, end of period $	18.75	20.65	16.78	12.77	22.72
Assets, end of period $	256,242	286,016	252,575	233,356	329,876
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(9.20%)	23.08%	31.35%	(43.76%)	23.57%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	68,428	22,660	11,409	10,814	159
Units issued	19,833	55,069	24,863	5,694	24,095
Units redeemed	(52,842)	(9,301)	(13,612)	(5,099)	(13,440)

Units, end of period	35,419	68,428	22,660	11,409	10,814

Unit value, end of period $	22.94	24.10	20.74	14.18	21.71
Assets, end of period $	812,525	1,648,879	470,071	161,810	234,778
Investment income ratio*	0.57%	3.34%	0.73%	1.29%	2.77%
Total return, lowest to highest**	(4.80%)	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	14,468	15,456	—
Units issued	2,541	1,467	16,343
Units redeemed	(1,734)	(2,455)	(887)

Units, end of period	15,275	14,468	15,456

Unit value, end of period $	14.96	15.73	13.54
Assets, end of period $	228,460	227,611	209,332
Investment income ratio*	0.77%	2.07%	0.49%
Total return, lowest to highest**	(4.93%)	16.15%	35.44%

(n) Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	470,488	359,102	362,321	158,313	51,888
Units issued	698,976	550,328	719,950	834,050	474,481
Units redeemed	(677,867)	(438,942)	(723,169)	(630,042)	(368,056)

Units, end of period	491,597	470,488	359,102	362,321	158,313

Unit value, end of period $	17.36	17.35	17.34	17.26	16.90
Assets, end of period $	8,535,672	8,162,330	6,227,080	6,253,211	2,675,752
Investment income ratio*	0.00%	0.04%	0.48%	1.99%	4.62%
Total return, lowest to highest**	0.08%	0.03%	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	106,998	129,525	128,986	115,689	160,059
Units issued	11,456	11,284	51,332	48,006	45,130
Units redeemed	(10,617)	(33,811)	(50,793)	(34,709)	(89,500)

Units, end of period	107,837	106,998	129,525	128,986	115,689

Unit value, end of period $	13.46	13.45	13.45	13.42	13.19
Assets, end of period $	1,451,269	1,438,933	1,741,838	1,731,142	1,525,766
Investment income ratio*	0.00%	0.00%	0.20%	1.73%	4.47%
Total return, lowest to highest**	0.07%	0.00%	0.19%	1.78%	4.54%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	116,645	81,225	24,905	11,126	1,753
Units issued	27,482	47,755	62,686	17,098	12,445
Units redeemed	(50,090)	(12,335)	(6,366)	(3,319)	(3,072)

Units, end of period	94,037	116,645	81,225	24,905	11,126

Unit value, end of period $	16.87	21.16	18.36	11.53	23.82
Assets, end of period $	1,586,281	2,468,009	1,491,187	287,155	265,055
Investment income ratio*	0.60%	0.89%	1.30%	0.87%	1.25%
Total return, lowest to highest**	(20.27%)	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,312	4,332	3,577	4,558	4,728
Units issued	773	220	1,346	786	1,245
Units redeemed	(583)	(240)	(591)	(1,767)	(1,415)

Units, end of period	4,502	4,312	4,332	3,577	4,558

Unit value, end of period $	39.97	50.15	43.52	27.34	56.50
Assets, end of period $	179,957	216,262	188,565	97,811	257,560
Investment income ratio*	0.51%	0.66%	1.14%	0.56%	1.24%
Total return, lowest to highest**	(20.29%)	15.21%	59.19%	(51.61%)	40.67%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	16,370	8,690	5,802	4,791	1,852
Units issued	8,506	9,377	11,654	3,051	7,190
Units redeemed	(2,191)	(1,697)	(8,766)	(2,040)	(4,251)

Units, end of period	22,685	16,370	8,690	5,802	4,791

Unit value, end of period $	89.90	82.05	63.50	48.75	80.44
Assets, end of period $	2,039,556	1,343,174	551,907	282,887	385,417
Investment income ratio*	1.78%	2.45%	4.29%	3.65%	2.97%
Total return, lowest to highest**	9.58%	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,098	12,592	12,704	13,087	13,329
Units issued	444	1,169	1,781	1,287	572
Units redeemed	(1,067)	(663)	(1,893)	(1,670)	(814)

Units, end of period	12,475	13,098	12,592	12,704	13,087

Unit value, end of period $	32.51	29.70	22.99	17.66	29.15
Assets, end of period $	405,554	388,985	289,444	224,331	381,484
Investment income ratio*	1.51%	1.96%	3.53%	3.39%	2.60%
Total return, lowest to highest**	9.47%	29.19%	30.17%	(39.42%)	(15.61%)

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	42,266	32,641	24,234	13,462	5,831
Units issued	30,677	16,387	19,828	16,306	19,254
Units redeemed	(7,902)	(6,762)	(11,421)	(5,534)	(11,623)

Units, end of period	65,041	42,266	32,641	24,234	13,462

Unit value, end of period $	14.41	12.85	11.81	9.88	11.14
Assets, end of period $	937,609	543,299	385,612	239,506	149,991
Investment income ratio*	4.86%	12.47%	9.40%	0.52%	8.03%
Total return, lowest to highest**	12.14%	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,825	1,761	1,497	682	720
Units issued	832	171	398	893	41
Units redeemed	(771)	(107)	(134)	(78)	(79)

Units, end of period	1,886	1,825	1,761	1,497	682

Unit value, end of period $	20.95	18.70	17.18	14.38	16.21
Assets, end of period $	39,505	34,110	30,248	21,529	11,060
Investment income ratio*	3.72%	11.63%	9.20%	0.37%	6.68%
Total return, lowest to highest**	12.02%	8.83%	19.47%	(11.28%)	11.33%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,853	19,639	18,978	12,832	9,436
Units issued	4,059	7,393	42,811	7,667	3,990
Units redeemed	(1,264)	(13,179)	(42,150)	(1,521)	(594)

Units, end of period	16,648	13,853	19,639	18,978	12,832

Unit value, end of period $	14.99	16.24	13.02	7.91	14.24
Assets, end of period $	249,482	224,965	255,779	150,194	182,724
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.72%)	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	27,956	27,933	31,760	46,958	43,417
Units issued	1,824	3,473	6,540	6,405	6,304
Units redeemed	(7,952)	(3,450)	(10,367)	(21,603)	(2,763)

Units, end of period	21,828	27,956	27,933	31,760	46,958

Unit value, end of period $	9.00	9.75	7.82	4.76	8.56
Assets, end of period $	196,394	272,650	218,621	151,121	402,166
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.74%)	24.62%	64.48%	(44.44%)	19.57%

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bf)
Units, beginning of period	74,042	—
Units issued	9,317	83,678
Units redeemed	(38,581)	(9,636)

Units, end of period	44,778	74,042

Unit value, end of period $	10.48	10.19
Assets, end of period $	469,168	754,552
Investment income ratio*	1.75%	1.52%
Total return, lowest to highest**	2.83%	1.91%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bf)
Units, beginning of period	40,356	—
Units issued	7,099	43,587
Units redeemed	(9,381)	(3,231)

Units, end of period	38,074	40,356

Unit value, end of period $	10.47	10.19
Assets, end of period $	398,566	411,062
Investment income ratio*	2.26%	1.47%
Total return, lowest to highest**	2.77%	1.86%

(bf) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	6,726	6,800	13,321	86	47
Units issued	3,690	1,706	18,171	14,490	87
Units redeemed	(1,821)	(1,780)	(24,692)	(1,255)	(48)

Units, end of period	8,595	6,726	6,800	13,321	86

Unit value, end of period $	18.13	19.45	15.92	11.84	19.59
Assets, end of period $	155,822	130,819	108,283	157,744	1,681
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(6.80%)	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (al)
Units, beginning of period	1,368	1,285	2,148	—
Units issued	158	161	202	2,171
Units redeemed	(629)	(78)	(1,065)	(23)

Units, end of period	897	1,368	1,285	2,148

Unit value, end of period $	15.31	16.43	13.46	10.00
Assets, end of period $	13,721	22,471	17,291	21,479
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(6.81%)	22.08%	34.57%	0.01%

(al) Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	122,660	20,653	21,026	19,597	8,711
Units issued	41,298	110,194	42,423	9,438	20,808
Units redeemed	(123,316)	(8,187)	(42,796)	(8,009)	(9,922)

Units, end of period	40,642	122,660	20,653	21,026	19,597

Unit value, end of period $	15.40	16.10	12.74	10.05	15.16
Assets, end of period $	625,675	1,974,975	263,036	211,348	297,118
Investment income ratio*	0.66%	0.97%	0.90%	1.50%	2.04%
Total return, lowest to highest**	(4.37%)	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,645	6,740	8,191	7,890	7,280
Units issued	243	391	846	731	976
Units redeemed	(351)	(1,486)	(2,297)	(430)	(366)

Units, end of period	5,537	5,645	6,740	8,191	7,890

Unit value, end of period $	19.32	20.24	16.01	12.65	19.08
Assets, end of period $	106,959	114,197	107,917	103,558	150,486
Investment income ratio*	1.15%	0.47%	0.84%	1.35%	1.73%
Total return, lowest to highest**	(4.50%)	26.36%	26.64%	(33.71%)	(2.16%)

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,707	2,631	15,740	11,393	8,906
Units issued	98,758	1,481	29,648	5,208	3,518
Units redeemed	(96,497)	(405)	(42,757)	(861)	(1,031)

Units, end of period	5,968	3,707	2,631	15,740	11,393

Unit value, end of period $	11.57	11.94	9.21	6.87	11.87
Assets, end of period $	69,052	44,272	24,224	108,133	135,255
Investment income ratio*	0.02%	0.00%	0.00%	2.84%	2.05%
Total return, lowest to highest**	(3.13%)	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,172	4,113	4,444	4,351	3,680
Units issued	421	551	649	573	874
Units redeemed	(248)	(492)	(980)	(480)	(203)

Units, end of period	4,345	4,172	4,113	4,444	4,351

Unit value, end of period $	23.54	24.31	18.74	14.00	24.20
Assets, end of period $	102,284	101,420	77,097	62,219	105,271
Investment income ratio*	0.10%	0.00%	0.00%	2.49%	1.93%
Total return, lowest to highest**	(3.16%)	29.67%	33.87%	(42.13%)	(7.66%)

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,682	5,129	4,288	1,206	932
Units issued	2,078	1,484	1,280	3,262	336
Units redeemed	(722)	(931)	(439)	(180)	(62)

Units, end of period	7,038	5,682	5,129	4,288	1,206

Unit value, end of period $	41.79	41.32	32.75	25.43	34.40
Assets, end of period $	294,133	234,770	167,996	109,045	41,475
Investment income ratio*	0.91%	0.43%	0.76%	1.98%	1.11%
Total return, lowest to highest**	1.15%	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	2,163	2,049	4,102	1,427	—
Units issued	198	252	1,591	2,750	1,431
Units redeemed	(51)	(138)	(3,644)	(75)	(4)

Units, end of period	2,310	2,163	2,049	4,102	1,427

Unit value, end of period $	14.88	14.72	11.68	9.08	12.28
Assets, end of period $	34,358	31,836	23,913	37,219	17,514
Investment income ratio*	0.84%	0.37%	0.53%	2.16%	0.60%
Total return, lowest to highest**	1.04%	26.10%	28.65%	(26.07%)	(1.78%)

(g) Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	22,129	14,175	10,204	6,435	1,980
Units issued	4,454	19,254	5,322	6,732	8,417
Units redeemed	(2,125)	(11,300)	(1,351)	(2,963)	(3,962)

Units, end of period	24,458	22,129	14,175	10,204	6,435

Unit value, end of period $	14.86	15.00	12.36	9.67	13.25
Assets, end of period $	363,493	331,996	175,185	98,665	85,287
Investment income ratio*	0.65%	1.51%	0.44%	0.93%	0.15%
Total return, lowest to highest**	(0.94%)	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	11,649	11,776	14,462	20,044	20,450
Units issued	1,546	1,851	2,711	1,355	2,087
Units redeemed	(1,788)	(1,978)	(5,397)	(6,937)	(2,493)

Units, end of period	11,407	11,649	11,776	14,462	20,044

Unit value, end of period $	26.07	26.31	21.68	16.98	23.28
Assets, end of period $	297,308	306,459	255,268	245,536	466,520
Investment income ratio*	0.58%	1.46%	0.39%	0.65%	0.15%
Total return, lowest to highest**	(0.93%)	21.35%	27.69%	(27.05%)	(1.20%)

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	44,688	45,193	—
Units issued	42,853	2,133	45,380
Units redeemed	(41,676)	(2,638)	(187)

Units, end of period	45,865	44,688	45,193

Unit value, end of period $	12.24	13.16	10.52
Assets, end of period $	561,278	588,313	475,523
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.04%)	25.12%	5.22%

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	3,322	4,016	—
Units issued	138	310	4,320
Units redeemed	(1,781)	(1,004)	(304)

Units, end of period	1,679	3,322	4,016

Unit value, end of period $	12.22	13.16	10.52
Assets, end of period $	20,526	43,717	42,261
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.10%)	25.04%	5.22%

(ax) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	22,410	7,408	2,701	1,011	11
Units issued	15,955	17,686	5,624	1,968	1,436
Units redeemed	(3,640)	(2,684)	(917)	(278)	(436)

Units, end of period	34,725	22,410	7,408	2,701	1,011

Unit value, end of period $	15.54	15.22	13.13	10.36	11.33
Assets, end of period $	539,478	341,040	97,268	27,975	11,451
Investment income ratio*	12.57%	14.80%	7.36%	15.25%	6.48%
Total return, lowest to highest**	2.08%	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%

(be)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	11,607	2,439	7,495	2,579	2,329
Units issued	5,160	10,986	52	5,996	307
Units redeemed	(3,383)	(1,818)	(5,108)	(1,080)	(57)

Units, end of period	13,384	11,607	2,439	7,495	2,579

Unit value, end of period $	20.98	20.56	17.74	14.01	15.33
Assets, end of period $	280,795	238,694	43,292	105,013	39,540
Investment income ratio*	11.52%	26.88%	4.47%	12.59%	2.16%
Total return, lowest to highest**	2.03%	15.89%	26.64%	(8.61%)	5.88%

(be) Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	7,181	5,247	3,382	889	—
Units issued	5,492	2,881	2,969	3,945	939
Units redeemed	(2,655)	(947)	(1,104)	(1,452)	(50)

Units, end of period	10,018	7,181	5,247	3,382	889

Unit value, end of period $	21.94	20.39	19.14	18.01	17.03
Assets, end of period $	219,717	146,368	100,415	60,897	15,131
Investment income ratio*	5.18%	5.21%	5.27%	7.37%	17.08%
Total return, lowest to highest**	7.60%	6.49%	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%

(ac)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	106,097	187,153	24,859	19,520	9,727
Units issued	56,501	210,002	216,140	15,640	15,689
Units redeemed	(45,278)	(291,058)	(53,846)	(10,301)	(5,896)

Units, end of period	117,320	106,097	187,153	24,859	19,520

Unit value, end of period $	16.18	15.57	14.46	12.71	12.37
Assets, end of period $	1,898,381	1,651,112	2,705,660	316,074	241,537
Investment income ratio*	4.82%	2.18%	5.59%	5.46%	8.82%
Total return, lowest to highest**	3.97%	7.66%	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	31,488	28,377	25,743	24,391	21,929
Units issued	1,923	6,420	8,930	6,163	4,349
Units redeemed	(7,300)	(3,309)	(6,296)	(4,811)	(1,887)

Units, end of period	26,111	31,488	28,377	25,743	24,391

Unit value, end of period $	26.97	25.95	24.11	21.22	20.65
Assets, end of period $	704,145	817,175	684,132	546,372	503,738
Investment income ratio*	4.12%	2.45%	4.20%	4.92%	7.62%
Total return, lowest to highest**	3.91%	7.64%	13.60%	2.77%	8.49%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

,	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	6,243	4,647	1,449	699	49
Units issued	2,309	2,347	4,630	1,147	690
Units redeemed	(711)	(751)	(1,432)	(397)	(40)

Units, end of period	7,841	6,243	4,647	1,449	699

Unit value, end of period $	46.38	46.23	39.42	30.58	48.65
Assets, end of period $	363,633	288,609	183,219	44,312	34,014
Investment income ratio*	1.46%	1.60%	2.45%	2.14%	3.99%
Total return, lowest to highest**	0.33%	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	9,279	8,838	8,030	7,733	7,518
Units issued	164	903	1,389	951	794
Units redeemed	(497)	(462)	(581)	(654)	(579)

Units, end of period	8,946	9,279	8,838	8,030	7,733

Unit value, end of period $	13.94	13.90	11.86	9.21	14.66
Assets, end of period $	124,712	129,005	104,843	73,919	113,343
Investment income ratio*	1.25%	1.41%	1.69%	1.66%	2.19%
Total return, lowest to highest**	0.28%	17.19%	28.86%	(37.20%)	5.18%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Ultra Short Term Bond Trust Series 0
Year Ended Dec. 31/11 (n)
Units, beginning of period	—
Units issued	208
Units redeemed	(49)

Units, end of period	159

Unit value, end of period $	10.00
Assets, end of period $	1,584
Investment income ratio*	2.22%
Total return, lowest to highest**	0.09%

(n) Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	25,062	22,486	19,584	13,796	2,946
Units issued	53,483	7,647	7,501	10,322	14,406
Units redeemed	(3,444)	(5,071)	(4,599)	(4,534)	(3,556)

Units, end of period	75,101	25,062	22,486	19,584	13,796

Unit value, end of period $	19.33	18.10	15.88	11.89	19.33
Assets, end of period $	1,451,912	453,682	357,057	232,795	266,665
Investment income ratio*	5.14%	2.60%	4.96%	3.45%	2.20%
Total return, lowest to highest**	6.80%	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,575	3,624	4,524	5,066	4,979
Units issued	58	70	374	121	618
Units redeemed	(107)	(119)	(1,274)	(663)	(531)

Units, end of period	3,526	3,575	3,624	4,524	5,066

Unit value, end of period $	24.19	22.68	19.91	14.88	24.26
Assets, end of period $	85,259	81,064	72,139	67,328	122,895
Investment income ratio*	3.79%	2.45%	4.69%	2.78%	1.96%
Total return, lowest to highest**	6.65%	13.92%	33.77%	(38.65%)	27.40%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,383	5,549	4,556	761	226
Units issued	4,940	3,195	3,288	4,950	1,515
Units redeemed	(1,654)	(1,361)	(2,295)	(1,155)	(980)

Units, end of period	10,669	7,383	5,549	4,556	761

Unit value, end of period $	15.53	15.37	12.57	8.90	15.05
Assets, end of period $	165,719	113,505	69,753	40,559	11,452
Investment income ratio*	1.24%	1.19%	1.40%	1.89%	2.05%
Total return, lowest to highest**	1.03%	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	12,416	13,661	20,879	17,174	16,045
Units issued	180	310	1,720	5,121	2,765
Units redeemed	(2,738)	(1,555)	(8,938)	(1,416)	(1,636)

Units, end of period	9,858	12,416	13,661	20,879	17,174

Unit value, end of period $	22.74	22.52	18.43	13.05	22.07
Assets, end of period $	224,188	279,615	251,718	272,504	379,076
Investment income ratio*	0.99%	1.02%	1.25%	1.26%	1.45%
Total return, lowest to highest**	0.98%	22.22%	41.18%	(40.87%)	8.22%

John Hancock Life Insurance Company of NewYork Separate Account B

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 3, file number 333-157213, filed with the Commission in April 2012.

(d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 4, file number 333-132905, filed with the Commission in April 2010.

(2) Form of Specimen Enhanced Yield Fixed Account Rider, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008.

(3) Form of Speciman Accelerated Death Benefit Rider, incorporated by reference to the initial registration statement, file number 333-151631 filed with the Commission on June 13, 2008.

(4) Form of Specimen Return of Premium Death Benefit Rider, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008.

(5) Form of Specimen Overloan Protection Rider, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008.

(6) Form of Specimen Change of Life Insured Rider, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008.

(e) Specimen Application for the Majestic VULX Insurance Policy, incorporated by reference to the initial registration statement, file number 333-151631, filed with the Commission on June 13, 2008.

(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.

(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of NewYork dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of NewYork dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company of NewYork and Optimum Re Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.

(2) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Transamerica Financial Life Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.

(3) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Munich American Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.

(4) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152407, filed with the Commission on November 21, 2008.

(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of NewYork (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in Apirl, 2007.

(j) Not Applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company of New York, incorporated by reference to pre-effective amendment number 1, file number 333-151631, filed with the Commission on October 7, 2008.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.

(i) Powers of Attorney for Thomas Borshoff, Ruth Ann Fleming and James D. Gallagher are incorporated by reference to Registrant’s initial registration statement amendment filed with the Commission on June 13, 2008.

(ii) Powers of Attorney for James R. Boyle, Scott S. Hartz and John G. Vrysen are incorporated by reference to Registrant’s post-effective amendment filed with the Commission in April 2010.

(iii) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(iv) Power of Attorney for Marianne Harrison is incorporated by reference to post-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director
James R. Boyle
601 Congress Street
Boston, MA 02210	Director and Chairman
Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and President
Marianne Harrison
200 Berkeley Street
Boston, MA 02210	Director and Executive Vice President
Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President
Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

Name and Principal Business Address	Position with Depositor
John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Michael Doughty**
Steven Finch*	and Chief Financial Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Peter Gordon**
Allan Hackney*	and Chief Information Officer
David Longfritz*
Gregory Mack†
Lynne Patterson*
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**
Bob Carroll*
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Eugene Xavier Hodge, Jr. **
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Scott Lively*

Name and Principal Business Address	Position with Depositor
Robert F. Lussky, Jr.*
Nathaniel I. Margolis**
Cheryl Mallett****
John Maynard*
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Scott Morin*
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jacques Ouimet**
Gary M. Pelletier**
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Thomas Samoluk*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY as of December 31, 2011 appears below:

Subsidiary Name

John Hancock Investment Management Services, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of NewYork Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of NewYork Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distibutors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Joshua Cook**	General Counsel
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Alan Seghezzi**	Vice President, Investments
Christopher Walker***	Vice President, Investments
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 24th day of April, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

SEPARATE ACCOUNT B

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

By: /s/ James D. Gallagher

James D. Gallagher

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

(Depositor)

By: /s/ James D. Gallagher

James D. Gallagher

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2012.

Signatures	Title
/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch

*	Director
Thomas Borshoff

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Marianne Harrison

*	Director
Scott S. Hartz

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet

*Pursuant to Power of Attorney